As filed with the Securities and Exchange Commission on or about June 25, 2021

Registration Statement File No. 333-45039

Registration Statement File No. 811-08619

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.

☒   Post-Effective Amendment No. 28

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒   Amendment No. 203

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, Including Area Code)

John E. Deitelbaum

Head of MMUS Law

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on ___________ pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on ___________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

Panorama Premier Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

This prospectus describes the individual certificates issued under the Panorama Premier deferred group variable annuity contract (Certificate) offered by Massachusetts Mutual Life Insurance Company (“MassMutual,” “Company,” “we,” “us”). We no longer sell the Certificate. However, we continue to administer existing Certificates. The Certificate provides for accumulation of Certificate Value and Annuity Payments on a fixed and/or variable basis.

You, the Participant, have a number of investment choices in the Certificate. These investment choices include three fixed account options and multiple variable investment divisions (Sub-Accounts) of Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account). Each Sub-Account, in turn, invests in one of the investment entities (Funds). For more information about the investment entities, see “Appendix A – Funds Available under the Contract.” You bear the entire investment risk for all amounts you allocate to a Sub-Account.

To learn more about the Certificate, you can obtain a copy of the Statement of Additional Information (SAI), dated [May 1, 2022]. The SAI is incorporated by reference into this prospectus. The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC). The SEC maintains a website (http://www.sec.gov) that contains the reports, registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC.

For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216, send an email request to MassMutualServiceCenter@massmutual.com or write to our Service Center using the following address: MassMutual, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 (Overnight Mail Address: MassMutual, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111).

The Certificate:

•	is not a bank or credit union deposit or obligation.

•	is not FDIC or NCUA insured.

•	is not insured by any federal government agency.

•	is not guaranteed by any bank or credit union.

•	may go down in value.

•	provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CERTIFICATE, YOU MAY CANCELYOUR CERTIFICATE WITHIN
10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Certificate Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Certificate in any jurisdiction where it is illegal to offer the Certificate nor is it an offer to sell the Certificate to anyone to whom it is illegal to offer the Certificate.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.

Effective [May 1, 2022]

Glossary

Accumulation Phase. The period prior to the commencement of Annuity Payments during which Purchase Payments may be made.

Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.

Age. In this prospectus the term “Age,” except when discussed in regards to specific tax provisions, is defined as “insurance Age,” which is a person’s Age on his/her birthday nearest the date for which the Age is being determined. This means we calculate your Age based on your nearest birthday, which could be either your last birthday or your next. For example, Age 80 is generally the period of time between Age 79 years, 6 months and 1 day and Age 80 and 6 months.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Certificate.

Annuity Date. The date Annuity Payments begin. There may be more than one Annuity Date applicable to a Non-Qualified Certificate if the Owner elects to apply only a portion of the Certificate Value to an Annuity Option.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Beneficiary. The person(s) or entity(ies) that the Owner designates to receive the death benefit provided by the Certificate.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each Purchase Payment withdrawn from the Certificate. (In some states referred to as surrender charge.)

Certificate. The Panorama Premier Variable Annuity; a deferred group variable annuity contract.

Certificate Anniversary. An anniversary of the Issue Date of the Certificate.

Certificate Value. The sum of your values in the Sub-Accounts and the Fixed Accounts during the Accumulation Phase.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. Any application, Purchase Payments, withdrawal request, or forms required by the Company which are satisfactory to the Company.

Income Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment. There may be more than one Income Phase applicable to a Non-Qualified Certificate if the Owner elects to apply only a portion of the Certificate Value to an Annuity Option. The Income Phase is also referred to as the Annuity Period.

Issue Date. The date on which the Certificate becomes effective. The Issue Date is included in the Certificate.

Joint Participant. A person entitled to ownership rights under the Certificate. See “Ownership – Joint Participant.”

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Non-Qualified Certificate. Your Certificate is referred to as a Non-Qualified Certificate if you purchase the Certificate as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit-sharing plan.

Owner. The person(s) or entity entitled to ownership rights under the contract that are not delegated to the Participants.

Participant. The person(s) or entity entitled to ownership rights under the Certificate. We allow multiple Participants, subject to certain restrictions (see “Ownership”). Where we describe multiple Participants, we refer to them as Joint Participants. See “Ownership – Participant.”

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Certificate Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Certificate during the Accumulation Phase.

Qualified Certificate. Your Certificate is referred to as a Qualified Certificate if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”

Separate Account. The account that holds the assets underlying the Certificates that are not allocated to our General Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, P.O. Box 9067, Springfield, MA 01102-9067.

Sub-Account. The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

Important Information You Should Consider About the Panorama Premier Variable Annuity Certificate

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charge for Early Withdrawal

If you withdraw money from your Certificate within seven years following your last Purchase Payment, you may be assessed a Contingent Deferred Sales Charge (“CDSC”) of up to 7% of the Purchase Payment withdrawn (less a 10% free withdrawal amount) or applied to certain Annuity Options, declining to 0% over eight years.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)

For example, if you purchased the Contract and withdraw the $100,000 initial Purchase Payment during the first year after your Purchase Payment, you could be assessed a charge of up to $6,300 on the Purchase Payment withdrawn.

Transaction Charges

Currently, we do not assess a charge to transfer Certificate Value among the Sub-Accounts during the Accumulation Phase. However, we reserve the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer after the first 12 in a single calendar year.

Charges and Deductions – Transfer Fee

FEES AND EXPENSES						LOCATION IN PROSPECTUS
Ongoing Fees and Expenses

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you elected.

Fees and Expenses Periodic Contract Charges
	Annual Fee			Min.	Max.

	Base Certificate			____%(1)	____%(1)

	Investment options (Fund fees and expenses)			____%(2)	____%(2)

	Optional benefits (if elected)			0.15%(3)	0.70%(4)

Because your Certificate is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Certificate, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Certificate, which could add CDSCs that substantially increase costs.

	Lowest Annual Cost:		Highest Annual Cost:

	$____		$____

	Assumes:		Assumes:
	•	Investment of $100,000	•	Investment of $100,000
	•	5% annual appreciation	•	5% annual appreciation
	• •	Least expensive Fund fees and expenses No optional benefits	•	Most expensive combination of optional benefits and Fund Fees and expenses
	•	No CDSC	•	No CDSC
	•	No additional Purchase Payments, transfers, or withdrawals	•	No additional Purchase Payments, transfers, or withdrawals

(1)

Represents the mortality and expense risk charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract. As a percentage of Fund assets.

(2)

The charge is a percentage on an annual basis of the daily value of your Certificate Value allocated to the Funds and the Fixed Accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge.

(3)	As a percentage of the daily value of the Certificate Value allocated to the Funds on an annualized basis.

RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Certificate, including loss of principal.		Principal Risks
Not a Short-Term Investment	•	This Certificate is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.	Principal Risks
	•	CDSCs apply for up to seven years following your last Purchase Payment.
•

CDSCs will reduce the value of your Certificate if you withdraw money during that time. The benefits of tax deferral also means the Certificate is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options	•	An investment in this Certificate is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the funds available under the Contract.	Principal Risks
	•	Each Fund has its own unique risks.
	•	You should review the prospectuses for the available Funds before making an investment decision.
Insurance Company Risks

Any obligations (including under any fixed account investment option), guarantees, and benefits of the Certificate are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at https://www.massmutual.com/ratings.

Principal Risks

RESTRICTIONS			LOCATION IN PROSPECTUS
Investment Options	•

Currently, there is no charge when you transfer Certificate Value among Sub-Accounts. However, MassMutual reserves the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer after the first 12 in a single calendar year.

Investment Choices
	•	MassMutual reserves the right to remove or substitute Funds as investment options that are available under the Certificate.
	•	We reserve the right to limit transfers if frequent or large transfers occur.
Optional Benefits	•	The Annual Ratchet Death Benefit was only available if the Participant purchased a Certificate on or after May 1, 2000 and was under age 80.	Investment Choices and Transfers and Transfer Programs
	•	Withdrawals may negatively impact the Annual Ratchet Death Benefit.

TAXES			LOCATION IN PROSPECTUS
Tax Implications	•	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Certificate.	Taxes
	•	If you purchase the Certificate through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax deferral.
	•	Earnings on your Certificate are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before Age 59 1/2.

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation for selling this Certificate to you in the form of commissions. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Certificate may help these registered representatives and their supervisors qualify for such benefits.

Other Information – Distribution
This conflict of interest may influence your registered representative to recommend this Certificate over another investment.
Exchanges

Because the Certificate is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Certificate. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Overview of the Certificate

What is this Certificate, and what is it designed to do? The Panorama Premier Variable Annuity contract is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account), the Fixed Accounts for Dollar Cost Averaging (DCA Fixed Accounts), and the Fixed Account. The Certificate can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin receiving annuity payments, the Certificate also provides a death benefit for your designated beneficiaries. The Certificate may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the investment divisions of the Separate Account.

We no longer sell Panorama Premier. However, we continue to administer existing Certificates, and you may continue making additional Purchase Payments to your Certificate, subject to certain restrictions.

How do I accumulate assets in the Certificate and receive income from the Certificate? The Certificate has two phases – 1) the Accumulation Phase and 2) the Income Phase. Your Certificate is in the Accumulation Phase until you decide to begin receiving Annuity Payments. During the Accumulation Phase we provide a death benefit. Once you begin receiving Annuity Payments, your Certificate enters the Income Phase.

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Certificate and allocate the Purchase Payments:

o	among the Sub-Accounts of the Separate Account, each of which invests a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

o

the DCA Fixed Accounts (DCA Fixed Account with a DCA Term of six months and the DCA Fixed Account with a DCA Term of twelve months) or the Fixed Account. Assets allocated to the DCA Fixed Accounts are credited with a fixed rate of interest and are systematically transferred to Sub-Accounts that you select. Assets allocated to the Fixed Account are credited with a specified rate that we declare in advance.

A list of the Funds in which you may invest is provided at the back of this Prospectus. See “Appendix A – Funds Available Under the Certificate.”

Income Phase

During the Income Phase, you may receive fixed, variable or a combination of fixed and variable Annuity Payments under the Certificate by applying your Certificate Value to a payment option.

o

Depending on the payment option you select, payments may continue for the life of one or two Annuitants, for a specified period between five and thirty years, or determined in accordance with terms agreed upon in writing by you and us.

When you elect to receive Annuity Payments, your Certificate Value will be converted into income payments and you may no longer be able to withdraw money at will from that portion of the Certificate. At this time, the Accumulation Phase will end, and the death benefit will terminate.

If you elect to apply your Certificate Value to Annuity Option E or F and the period certain is less than 10 years, the amount applied will be treated as a withdrawal, which may have adverse tax consequences.

What are the primary features and options that the MassMutual Panorama Premier Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdraw of your Certificate Value by submitting our partial withdrawal form or full withdrawal form in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as e-mail, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Income Phase Period will depend on the Annuity Option selected.

•

Tax treatment. You may transfer Certificate Value among Sub-Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Certificate; or (3) upon payment of the death benefit.

•

Death Benefit. A Beneficiary may receive a benefit in the event of your death prior to the Income Phase. For an additional charge, you can select an additional death benefit option, which may increase the amount of money payable to your designated Beneficiaries upon your death. Once the Income Phase commences, payments upon death may be available to Beneficiaries depending on the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Certificate at no additional charge:

The Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule.

The Automatic Rebalancing Program automatically rebalances your Certificate Value among your selected Sub-Accounts in order to restore your allocation to the original level. Certificate Value allocated to the fixed accounts cannot participate.

The Interest Sweep Option automatically transfers earnings from your Certificate Value in the Fixed Account to any one Sub-Account or combination of Sub-Accounts that you select.

•

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Certificate Value. We will take any withdrawal under this Program proportionally from your Certificate Value in your selected investment choices.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Certificate. Certain non-material provisions of your Certificate may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Certificate or in riders or endorsements attached to your Certificate. See your Certificate for specific variations. Also see “Appendix F – State Variations of Certain Certificate Features.”

Additional Information about Fees

The following tables describe the fees and expenses you pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender, or make withdrawals from the Certificate, or you transfer the Certificate Value between investment choices. State premium paxes may also be deducted.

Annual Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)	7%	7%

(1)

The CDSC percentage charge is based on the “age” of the Purchase Payment(s) being withdrawn or applied to certain Annuity Options (i.e., the number of full years from application of the Purchase Payment). The CDSC percentage decreases over time in the following manner: 7% in year 1, 6% in year 2, 5% in year 3, 4% in year 4, 3% in year 5, 2% in year 6, 1% in year 7, and 0% in year 8 or later.

Transfer Fee During the Accumulation Phase	12 free transfers per calendar year; thereafter, the lesser of $20 or 2% of the amount transferred.	$0

The next table describes fees and expenses you will pay each year during the time you own the Certificate, not including underlying Fund fees and expenses.

Annual Certificate Charges	Maximum	Current
Annual Certificate Maintenance Charge	$60(2)	$30(2)
Base Certificate Expenses Separate Account Annual Expenses (as a percentage of average account value in the Separate Account on an annualized basis)
Mortality and Expense Risk Charge	1.25%	1.25%
Administrative Charge	0.25%	0.15%
Total Separate Account Annual Expenses	1.50%	1.40%
Optional Benefit Expenses
Ratchet Death Benefit(3) (deducted quarterly from your Certificate Value)
if you were Age 60 or less when we issued the Certificate	0.35%(4)	0.15%(5)
if you were Age 61 through 70 when we issued the Certificate	0.50%(4)	0.15%(5)
if you were Age 71 or older when we issued the Certificate	0.70%(4)	0.15%(5)

(2)	Currently waived if Certificate Value is $50,000 or greater when we are to assess the charge, although we reserve the right to raise this to $100,000 as stated in the Certificate.

(3)

If you are under Age 80 when we issue your Certificate, for an additional charge you can elect the Ratchet Death Benefit as a replacement for the Basic Death Benefit which you automatically receive when you purchase the Panorama Premier Certificate.

(4)

The charge is a percentage on an annual basis of the daily value of your Certificate Value allocated to the Funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge.

(5)	The charge is a percentage on an annual basis of the daily value of your Certificate Value allocated to the Funds.

Total Annual Fund Operating Expenses

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Certificate. A complete list of Funds available under the Certificate, including their annual expenses, may be found in Appendix A.

Charge	Minimum	Maximum
Range of total annual fund operating expenses before any waivers or expense reimbursements.(1)	____%	____%

(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Certificate. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Certificate, see “Distribution.”

Examples

These examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, annual Certificate fees, and Fund fees and expenses.

Example I assumes that you withdraw all your Certificate Value at the end of each year shown.

Example II assumes you do not withdraw any Certificate Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge. (Currently the Income Phase is not available until 30 days after you purchase your Certificate.)

Both Example I and Example II assume:

•	that you invest $100,000 in the Certificate for the time periods indicated,

•	that you allocate it to a Sub-Account that has a 5% gross return each year,

•	that you elected the Ratchet Death Benefit and you were at least Age 71, and not yet Age 80 or older when we issued the Certificate,

•	that either the current or maximum fees and expenses in the “Table of Fees and Expenses” apply, and

•	that you selected one of two Sub-Accounts:

•	the one that invests in the Fund with the maximum total operating expenses; or

•	the one that invests in the Fund with the minimum total operating expenses.

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Years	Example I								Example II
	1		3		5		10		1		3		5		10
Sub-Account with maximum total operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Sub-Account with minimum total operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Years	Example I								Example II
	1		3		5		10		1		3		5		10
Sub-Account with maximum total operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____
Sub-Account with minimum total operating expenses	$	____	$	____	$	____	$	____	$	____	$	____	$	____	$	____

The examples using current expenses reflect the annual Certificate maintenance charge of $30 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual Certificate maintenance charge of $60 as an annual charge of 0.08%.

The examples do not reflect any Premium Taxes. However, Premium Taxes may apply.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Certificate

There are risks associated with investing in the Certificate. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the Funds you select. Each Fund may have its own unique risks. You bear the risk of any decline in your Certificate Value resulting from the poor performance of the Funds you have selected. You can lose money in a variable annuity, including potential loss of your original investment.

Variable annuities are not a short-term investment vehicle. The CDSC may apply for a number of years, so that the Certificate should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% income tax penalty if taken before age 59 1/2. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Certificate. Additional information about these risks appear in “Important Information You Should Consider About the Panorama Premier Variable Annuity” page 5, in “Withdrawals” page 41 and “Taxes” page 43.

Investment Risk. You bear the risk of any decline in the Certificate Value caused by the performance of the Funds held by the Subaccounts. Those Funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each Fund. The investment risks are described in the prospectuses for the Funds.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the fixed account options.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Certificate, and prior to age 59 1/2 a tax penalty may apply. In addition, even if the Certificate is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cybersecurity and Certain Business Continuity Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices

The Company

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.

The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. In addition, because of exemptive and exclusionary provisions, the General Account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the General Account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures regarding the General Account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from fixed account investment choices and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Owners to read and understand our financial statements.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

The Separate Account holds the assets that underlie the Certificates (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other Separate Accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Certificates (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

The Fixed Accounts

We offer three fixed accounts as investment choices: the fixed accounts for Dollar Cost Averaging (DCA Fixed Accounts) and The Fixed Account (collectively, the fixed accounts). The fixed accounts are investment choices within our General Account.

Purchase Payments allocated to the fixed accounts and transfers to the fixed accounts become part of our General Account which supports insurance and annuity obligations. The General Account has not been registered under the Securities Act of 1933 (1933 Act) nor is the General Account registered under the 1940 Act because of exceptive and exclusionary provisions. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed accounts or the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our General Account see “Other Information – Our Ability to Make Payments Under the Certificate.”

DCA Fixed Accounts

Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any Fund(s). You may not transfer your Certificate Value in a DCA Fixed Account to The Fixed Account. During the Accumulation Phase, you may choose to have your Purchase Payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(1)	DCA Fixed Account with a DCA Term of six months; or

(2)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account

To participate in the DCA Fixed Account you must apply a new Purchase Payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase Payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject Purchase Payments. You cannot transfer current Certificate Values into the DCA Fixed Account. The first DCA transfer will occur five Business Days after we receive all or a portion of the Purchase Payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional Purchase Payments to the current DCA term. Those additional Purchase Payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur five Business Days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining Certificate Value in the DCA Fixed Account into any of the Fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the Business Day we receive, in Good Order, your written request or telephone request at our Service Center. Our Business Day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in Good Order at our Service Center on a non-Business Day or after our Business Day closes, your transfer request will be effective on the next Business Day. We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your Annuity Date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your Annuity Date. We will transfer any Certificate Value remaining in the DCA Fixed Account on your Annuity Date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your Annuity Date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your Certificate. We reserve the right to change the guaranteed minimum interest rate for newly issued Certificates, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account

You may allocate Purchase Payments to The Fixed Account. You can also make transfers of your Certificate Value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your Certificate with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your Certificate. We reserve the right to change the guaranteed minimum interest rate for newly issued Certificates, subject to applicable state law.

The Funds

Information about each Fund, including its name, type or investment objective, investment adviser(s), expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Funds Available Under the Certificate.” There is no assurance that any of the Funds will achieve their stated objectives.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the Summary Prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the certificate, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain certificate owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of certificates to which your certificate belongs.

Conflicts of Interest

The Funds available with the Certificate may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because many Funds have similar names, be sure to state or write the full name of the Sub-Account when providing your allocation instructions to ensure that your allocation instructions are in Good Order. You bear the risk of any decline in your Certificate Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Certificate, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Certificates. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund, or limit its availability to new Purchase Payments and/or transfers of Certificate Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocation from Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Certificate and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular Fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%.

Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Participants, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds

We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to MassMutual’s variable contracts. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Certificate.

Compensation and Fund Selection

The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the Funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors along with the Funds’ name recognition, asset class, the managers’ reputation, and fund performance. We offer certain Funds through the Certificate at least in part because they are managed by us or an affiliate.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Participants, instructions as to how to vote those shares. When we receive those instructions, we will vote all the shares for which we do not receive voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Participants controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with contract owner instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Certificate Value in each Fund, if any, by $100 including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a fund or to approve or disapprove an investment advisory contract for the fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the fund’s objectives and purpose. If we disregard Participant voting instructions, we will advise Participants of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Certificate to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Certificate.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. We do this as part of our calculation of the value of the Accumulation Units and the annuity units. The insurance charge has two parts:

•	the mortality and expense risk charge; and

•	the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Income Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Certificate.

We cannot increase the mortality and expense risk charge.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.25%	1.25%

For all Certificates, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient cover the mortality and expense risk, we will bear the loss.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. If we increase this charge, we will give you 90 days prior notice.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.25%

Annual Certificate Maintenance Charge

This charge reimburses us for the costs of maintaining the Contract. We will deduct the annual contract maintenance charge proportionately from the Sub-Account(s) you have selected. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge
Contract Value at Time Charge is Deducted	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Less than $50,000	On each Contract Anniversary and full withdrawal	$30	$60
$50,000 or more(1)	Not applicable	$0	$0

(1)	We reserve the right to increase the Certificate Value amount at which we will waive this charge to $100,000 as provided by the Certificate.

If you make a total withdrawal from your Certificate, and the Certificate Value is less than $50,000, we will deduct the full annual Certificate maintenance charge. If your Certificate enters the Income Phase on a date other than its Certificate Anniversary and the Certificate Value is less than $50,000, we will deduct a pro rata portion of the charge.

Transfer Fee

Although there is currently no charge to transfer Certificate Value among the Sub-Accounts, the Company reserves the right to charge $20 per transfer or 2% of the amount that is transferred, whichever is less, in excess of 12 during a single Contract Year. The Company will exercise this right if a significant increase in transfer activity by Owners leads to an increase in costs to administer the Contract.

During the Income Phase, we allow six transfers, and they are not subject to a transfer fee.

Transfer Fee
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
During the Accumulation Phase Only	Upon each transfer	$0	$20 per transfer or 2% of the amount that is transferred, whichever is less.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. Additionally, we may assess a Contingent Deferred Sales Charge on amounts applied to Annuity Option E or F. We use this charge to cover certain expenses relating to the sale of the Certificate. The charge is a percentage of the Purchase Payments you withdraw that exceed the free withdrawal amount.

If we assess a CDSC, we will deduct it from the amount you withdraw or apply to Annuity Option E or F.

Each Purchase Payment has its own CDSC schedule. The amount of the charge depends on the length of time between the date Purchase Payments were applied and the date of withdrawal or, if applicable, the amount you apply to Annuity Option E or F. Each Purchase Payment will have the following CDSC schedule.

CDSC
Number of full years from application of each Purchase Payment	CDSC (as a percentage of Purchase Payment withdrawn)
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and later	0%

See “Appendix B – Contingent Deferred Sales Charge Example.”

After your Purchase Payment has been in the Certificate for seven years, there is no charge when you withdraw the Purchase Payment. Each Purchase Payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from Purchase Payments. For purposes of the Contingent Deferred Sales Charge, we treat withdrawals as coming from the oldest Purchase Payments first.

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•

On amounts withdrawn as RMDs, to the extent they exceed the free withdrawal amount. In order to qualify for this exception, you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of the Certificate (RMD program). If you choose to take withdrawals to satisfy your RMD for the Certificate outside of our RMD program, or if you choose to take withdrawals from the Certificate to satisfy your RMDs for other qualified assets, CDSC may apply.

•	Upon application of the Certificate Value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity under Annuity Option E of at least ten years.

•

If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•

Under a replacement program offered by us, when the Certificate is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the Certificate received in the exchange. A reduced CDSC schedule may apply under the Certificate if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Certificate. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you apply your entire Certificate Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Certificate.

Free Withdrawals

You may withdraw, without incurring a Contingent Deferred Sales Charge, the greater of:

•	the part of your Certificate Value that is attributable to positive investment results, if any, on the date of withdrawal; or

•	10% of Purchase Payments made to your Certificate as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current Certificate year.

We take withdrawals first from any positive investment results, if any, and then from Purchase Payments. If you withdraw an amount which exceeds your investment gain, we will reduce the amount of your remaining Purchase Payments. We will calculate the Contingent Deferred Sales Charge based on your oldest Purchase Payments first.

See “Appendix C – Free Withdrawal Amount Examples.”

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction for them from your Certificate Value, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Certificate is issued, others are due when Annuity Payments begin. Currently we do not charge you for these taxes until you begin receiving Annuity Payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Certificate any income taxes which we incur because of the operation of the Separate Account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment choice may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Certificate. Please refer to the Fund prospectuses for more information regarding these expenses.

Ownership

Contract Owner

The contract Owner is the person or non-natural person who maintains the ownership rights stated in the contract that are not delegated to the Participants. The Owner of the contract is usually an employer, trustee or other sponsor of a group that is comprised of Participants. If the contract is purchased as part of an employee benefit plan, the plan may govern which Ownership rights are maintained by the contract Owner and which are delegated to Participants.

Participant

In this prospectus, “you” and “your” refer to the Participant. The Participant is named at time you apply for a Certificate. The Participant can be an individual or non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a Certificate to you if you have passed Age 85 as of the date we proposed to issue the Certificate.

If your Certificate is non-qualified and owned by a non-natural person, the Certificate will generally not be treated as an annuity for tax purposes. This means that gain in the Certificate will be taxed each year while the Certificate is in the Accumulation Phase. This treatment is not generally applied to a Certificate held by a trust or other entity as an agent for a natural person. Before purchasing a Certificate to be owned by a non-natural person or before changing ownership on an existing Certificate that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the Participant of the Certificate, you exercise all rights under the Certificate. The Participant names the Beneficiary. You may change the Participant of the Certificate at any time prior to the Annuity Date by sending written authorization on our form, in Good Order, to our Service Center. If you change the Participant, the change is subject to our approval. Changing the Participant may result in tax consequences. On and after the Annuity Date, you continue as the Participant.

Certificates under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans, and Individual Retirement Annuities (IRAs), an individual cannot be the Participant under a Certificate held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Joint Participant

Non-Qualified Certificates can be owned by joint Participants. Unless prohibited by state law, only you and your spouse can be joint Participants. We will not issue a Certificate to you if either proposed joint Participant has passed Age 85 as of the date we proposed to issue the Certificate. If there are joint Owners, we require authorization from both joint Owners for all transactions.

Annuitant

The Annuitant is the person on whose life we base Annuity Payments. You designate the Annuitant at the time of application. We will not issue a Certificate to you if the proposed Annuitant has passed Age 85 as of the date we proposed to issue the Certificate. You may change the Annuitant before the Annuity Date, subject to our approval. However, the Annuitant may not be changed on a Certificate owned by a non-natural person unless the Certificate was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the Age of the Annuitant to determine all applicable benefits under a Certificate owned by a non-natural person.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. You may change the Beneficiary at any time before you die. To change an irrevocable Beneficiary, we must receive written authorization on our form in Good Order at our Service Center from the irrevocable Beneficiary.

If you are married and your Certificate is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “eligible designated beneficiary(is)” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as eligible designated beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as eligible designated beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan Participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan Participant or IRA owner. In the future, we may allow additional classes of eligible designated beneficiaries to elect the Beneficiary IRA payout option. See “Death Benefit – Beneficiary IRA Election.”

Purchasing a Certificate

We no longer sell the Panorama Premier variable annuity Certificate. However, we do continue to administer existing Certificates, and you may continue making additional Purchase Payments to your Certificate, subject to the limits described in this section.

Purchase Payments

The minimum amount we accepted for an initial Purchase Payment was:

•	$5,000 when the Certificate was bought as a Non-Qualified Certificate; or

•	$2,000 if you bought the Certificate as a Qualified Certificate

If, when you applied for your Certificate, you elected to make Purchase Payments under our automatic investment plan option, we allowed you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$416.66 for a Non-Qualified Certificate, or

•	$166.66 for a Qualified Certificate.

You can make additional Purchase Payments by sending payments to one of our Purchase Payment processing centers:

•	by check that clearly indicates your name and Certificate number mailed to:

First Class Mail	Overnight Mail
MassMutual Panorama Premier NY/NJ Annuity Payment Services MassMutual P.O. Box 74908 Chicago, IL 60675-4908	MassMutual Panorama Premier NY/NJ Annuity Payment Services 350 North Orleans Street Receipt & Dispatch, 8th Floor Suite 4908 Chicago, IL 60654

•	by Wire Transfer to:

JP Morgan Chase Bank New York, New York ABA #021000021 MassMutual Account #323956297 Ref: Annuity Certificate # Name: (Your Name)

You may also send Purchase Payments to our Service Center.

Additional Purchase Payments of less than $250 are subject to our approval.

The maximum total Purchase Payments we will allow without home office approval is based on your Age when we issued the Certificate. The maximum amount is:

•	$1 million up to Age 75; or

•	$500,000 if older than Age 75.

If the Participant is not a natural person, these Purchase Payment limits will apply to the Annuitant’s Age. If there are joint Participants, Age refers to the oldest Participant.

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between Age 79 years, 6 months and 1 day and Age 80 and 6 months. See “Age.”

We have the right to reject any application or Purchase Payment.

Automatic Investment Plan (AIP)

Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Certificate. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.

Allocation of Purchase Payments

When you purchased your Certificate, we allocated your Purchase Payment among the investment choices according to the allocation instructions you provided. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a written request.

Any allocations to the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.

If you add more money to your Certificate by making additional Purchase Payments, we will credit these amounts to your Certificate on the Business Day we receive them and all necessary information in Good Order at our Service Center or lockbox. If we receive your Purchase Payment at our Service Center or lockbox on a non-Business Day or after the Business Day closes, we will credit the amount to your Certificate effective the next Business Day. Our Business Day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Certificate Value

Your Certificate Value is the sum of your value in the Sub-Accounts and the fixed account(s).

Your value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Certificate Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

During the Income Phase of your Certificate we call the unit an annuity unit if a variable Annuity Option is elected.

Accumulation Units

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received in Good Order at our Service Center.

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The accumulation unit value may increase or decrease from Business Day to Business Day.

Example:

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Certificate on Monday night with 359.71 Accumulation Units for the MML Managed Bond Sub-Account.

Right to Cancel Your Certificate

You have a right to examine your Certificate (sometimes referred to as a free look period). If you change your mind about owning your Certificate, you can cancel it within ten calendar days after receiving it. When you cancel the Certificate within this time period, we will not assess a CDSC. You will receive back your Certificate Value as of the Business Day we receive your Certificate and your written request in Good Order at our Service Center, and your Certificate will be terminated. If you purchase the Certificate as an IRA, we will return the greater of your Purchase Payments less any withdrawals, or the Certificate Value. Please see “Appendix F – State Variations of Certain Contract Features” for more information about state variations.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.” To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to written requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by e-mail at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, e-mail, or internet transactions may not always be available. Fax, telephone, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, or the internet.

Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Certificate Value among investment choices. However, there are restrictions that are detailed later in this section. You can make transfers by written request, e-mail, telephone, fax, or other authorized means. You must clearly indicate the amount and investment choices from and to which you wish to transfer.

We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Certificate.

Your registered representative may provide us with instructions on your behalf involving Fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective at the Close of Business on the Business Day we receive your written request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after our Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

References to “The Fixed Account” pertain only to The Fixed Account and not the DCA Fixed Accounts. For DCA Fixed Account transfer rules see “Investment Choices – The Fixed Accounts – DCA Fixed Accounts.”

You may transfer all or part of your Certificate Value allocated to a Sub-Account or The Fixed Account. You can make a transfer to or from any Sub-Account and to or from The Fixed Account. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to only allow 12 free transfers per calendar year and charge $20 or 2% of the amount that is transferred, whichever is less, for each additional transfer in excess of 12.

The following rules apply to any transfer during the Accumulation Phase:

•	Currently, the minimum amount which you can transfer is:

o	$100; or

o	the entire value in a Fund, if less.

Currently, we do not restrict the amount you can transfer during the Accumulation Phase. However, we reserve the right to impose a minimum transfer amount of $1,000. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $1,000 remain in the Sub-Account after a transfer unless you transfer your entire Certificate Value in the Sub-Account.

We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

•	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

•

During any Certificate year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your Certificate Value in The Fixed Account as of the end of the previous Certificate year. However, if you transfer 30% of your Certificate Value in The Fixed Account for three consecutive Certificate years, your transfer in the fourth consecutive Certificate year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred Certificate Value into The Fixed Account from the time the first annual transfer was made. We measure a Certificate year from the anniversary of the day we issued your Certificate.

Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest Purchase Payments are transferred first; then amounts attributed to the next oldest Purchase Payments are transferred; and so on.

•

We consider The Fixed Account and a money market Fund to be “competing accounts.” Transfers between competing accounts are not allowed. For a period of 90 days following a transfer out of a competing account, no transfers may be made into the other competing account. In addition, for a period of 90 days following a transfer into a competing account, no transfers may be made out of the other competing account.

Transfers During the Income Phase

During the Income Phase, we allow six transfers each calendar year, and they are not subject to a transfer fee. You cannot transfer from the General Account to a Fund, but you can transfer from one or more Funds to the General Account once a Certificate year. The minimum amount which you can transfer is $1,000 or your entire interest in the Fund, if less. After a transfer, the minimum amount which must remain in a Fund is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview

We currently offer the following transfer programs: Dollar Cost Averaging Program, Automatic Rebalancing Program, and Interest Sweep Option.

These programs are only available during the Accumulation Phase of your Certificate. You may participate only in one of these programs at any one time.

You may not participate in these programs if you have a current election of a DCA Fixed Account.

We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program

This program allows you to systematically transfer a set amount or percentage from a selected Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Certificate Value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient Certificate Value in the selected Sub-Account to make the transfer; or

•	if we receive from you a written request or a request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Automatic Rebalancing Program

Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Certificate Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Certificate Value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Certificate Value;

•	upon payment of the death benefit;

•	if we receive any unscheduled transfer request;

•	if we receive from you a written request or request over the telephone to terminate the program at our Service Center prior to the next transfer date; or

Interest Sweep Option

Under this program, we will automatically transfer earnings from your Certificate Value in The Fixed Account to any one Fund or combination of Funds that you select. By allocating these earnings to the Funds, you can pursue further growth in the value of your Certificate through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have Certificate Value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover Certificate related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Service Center prior to the next transfer date

Limits on Frequent Trading and Market Timing Activity

The Certificate and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Participants and Beneficiaries under the Certificate, including long-term Participants who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Certificate Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Certificate.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Participants (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Certificates as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Certificate, determine that a Participant’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Participant to submit transfer requests by regular mail only. We will not accept other Participant transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Participants, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Participants who violate the frequent trading or market timing policies established by the Fund.

Participants and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable contracts and/or individual retirement plan Participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all Certificates owned by a Participant whose trading activity under one variable Certificate has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Participants engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Participant or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Certificate year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Participants we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Participants.

The Income Phase

Overview

If you want to receive regular income from your annuity, you can elect to apply your Certificate Value so that you can receive fixed and/or variable Annuity Payments under one of the Annuity Options described in this section. We may base Annuity Payments on the Age and sex of the Annuitant(s) under all options except Annuity Option E. We may require proof of Age and sex before Annuity Payments begin.

If your Certificate Value is less than $2,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.

Electing an Annuity Option

On the Annuity Date, we must have written instructions in Good Order at our Service Center regarding your Annuity Option choice including whether you want fixed and/or variable payments.

If on the Annuity Date we do not have your instructions, we will assume you elected Option B with ten years of payments guaranteed. We will use Certificate Value in the Funds to provide a variable portion of each Annuity Payment and Certificate Value in The Fixed Account and the DCA Fixed Account, if any, to provide a fixed portion of each Annuity Payment. If your Certificate is a Qualified Certificate, we may default you to a different Annuity Option in order to comply with requirements applicable to qualified plans.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Certificate, your Annuity Date cannot be earlier than five years after you buy the Certificate. However, we currently allow you to select an Annuity Date that is at least 30 days after you purchase your Certificate.

You may chose your Annuity Date when you purchased your Certificate. After you purchased your Certificate, you could have requested an earlier Annuity Date by written request. If you have elected an Annuity Date earlier than your latest permitted Annuity Date, you can request that we delay your Annuity Date by written request or by telephone any time before or on the Annuity Date.

Latest Permitted Annuity Date

Annuity Payments must begin by the earlier of:

•	the 90th birthday of the Annuitant or oldest joint Annuitant;

•	your 90th birthday if you are not the Annuitant or the 90th birthday of the oldest joint Participant; or

•	the latest date permitted under state law.

Upon written request we will defer the Annuity Date up to the 100th birthday.

Annuity Payments

On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected. Generally, the more frequently the Annuity Payments will be made or the longer the Annuity Period will last, the lower the amount of the Annuity Payments will be.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The amount of your Annuity Payments will depend upon the following:

•	the value of your Certificate on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Certificate;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

If the single premium immediate annuity rates offered by MassMutual on the Annuity Date are more favorable than the minimum guaranteed rates listed in your Certificate, those rates will be used.

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the Funds you elect. The first payment amount will depend on the following:

•	the value of your Certificate on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Certificate;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

Future variable payments will depend on the performance of the Funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease.

Annuity Unit Values

In order to keep track of the value of your variable Annuity Payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the Funds you elected. We calculate the number of your annuity units at the beginning of the Income Phase. During the Income Phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain Annuity Options; or you elect an Annuity Option with reduced payments to the survivor and those payments to the survivor commence. The SAI contains more information on how Annuity Payments and annuity unit values are calculated.

Annuity Options

The available Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals, except as described under Annuity Options E and F.

RMDs for Qualified Certificates

In order to avoid adverse tax consequences, you should begin to take distributions from your Certificate no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Certificate is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year: (1) after you reach age 72, if you were born after June 30, 1949 or (2) after you reach age 70 1/2, if you were born before July 1, 1949. For qualified plans and tax-sheltered annuities, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Limitations on Annuity Options

If you purchased the Certificate as a Qualified Certificate, the RMD rules that apply to annuitized Certificates during your lifetime may impose restrictions on which Annuity Option you may elect. In addition, in order to ensure that the Certificate will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse Joint Annuitant who is more than 10 years younger than you. Furthermore, if your Certificate is issued under an ERISA plan, and you are married when your Certificate enters the Income Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain. For qualified contracts, if, upon the death of the owner (annuitant if the contract is held as a Custodial IRA), there are annuity payments remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC section 401(a)(9), or beyond the beneficiary’s life or life expectancy for certain classes of beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent. In such a case, the adjusted payment stream will be calculated by first calculating the commuted value of the remaining payments, and then calculating an actuarially equivalent payment stream over the revised period, using the same rate used in the commutation calculation.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A	Annuity Option B	Annuity Option C	Annuity Option D
Life Income
		Life Income with Period Certain	Joint and Last Survivor Annuity	Joint and 2/3 Survivor Annuity
Number of Annuitants	One	One	Two	Two
Length of Payment Period	For as long as the Annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For as long as either Annuitant lives.
Annuity Payments After Death	None. All payments end upon the Annuitant’s death.

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary may elect to continue receiving remaining guaranteed payments or the Beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.

100% of the payment will continue during the lifetime of the surviving Annuitant. No payments will continue after the death of both Annuitants.

Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the Annuity Payment (or units) in effect during the joint lifetime. No payments will continue after the death of both Annuitants.

Non-Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option E	Annuity Option F
	Period Certain Annuity	Special Income Settlement Agreement
Number of Annuitants	One	Determined in accordance with terms agreed upon in writing by both you and us.
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.	Determined in accordance with terms agreed upon in writing by both you and us.
Withdrawal Option/ Switch Annuity Option

If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.

If we agree to pay you a variable Annuity Payment for a specified period of time under this Annuity Option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge

In most states, we will deduct a Contingent Deferred Sales Charge if you apply your Certificate Value to Annuity Options E and F and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a Contingent Deferred Sales Charge at that time, we will deduct a Contingent Deferred Sales Charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another Annuity Option.

Annuity Payments After Death

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary may elect to continue receiving remaining guaranteed payments or the Beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments. We will not deduct a Contingent Deferred Sales Charge.
We will waive the Contingent Deferred Sales Charge if you commence Annuity Payments because you have reached the latest permissible Annuity Payment start date (see (1), (2) and (3) under “The Income Phase – Annuity Payment Start Date”).

Benefits Available Under the Certificate

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Basic Death Benefit

Prior to you or the oldest joint Participant reaching age 75, upon your death, we will pay your designated beneficiaries the greater of (1) the Certificate Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments less withdrawals and any applicable charges; or (3) your Certificate Value on the most recent three year Certificate Anniversary, plus any subsequent purchase payments, less any subsequent including any applicable charges withdrawals.

		Standard	None	•	This benefit terminates upon full surrender or annuitization of the Certificate Value.
•

For Certificates issued on or after October 1, 2003 (subject to state approval and implementation), Purchase Payments are adjusted for any withdrawals rather than less any withdrawals. See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

•

For Certificates issued on or after October 1, 2003, withdrawals result in a pro-rata adjustment to the death benefit amount so the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

After you or the oldest joint Participant reaches age 75, upon your death, we will pay your designated beneficiaries the greater of (1) the Certificate Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments less withdrawals and any applicable charges; or (3) your Certificate Value on the most recent three year Certificate Anniversary prior to the Participant or the oldest joint Participant reaching age 75, plus any subsequent purchase payments, less any subsequent including any applicable charges withdrawals.

Benefit	Purpose	Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Ratchet Death Benefit

Upon your death, we will pay your designated Beneficiaries the greater of (1) the Certificate Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center or (2) the annual ratchet death benefit amount.

		Optional	Current Charge:	•	This benefit is only available for Certificates purchased on or after May 1, 2000.
			• 0.15% of Certificate Value	•	This benefit may only be elected when we issue your Certificate.
Maximum Charge:
			• 0.35% of Certificate Value if Age 60 or less on Issue Date	•	You, or the oldest joint participant or the annuitant if the certificate is purchased by a non-natural entity, must have been Age 80 or younger to elect this benefit.
• 0.50% of Certificate Value if Age 61 to 70 on Issue Date

When the Participant, the oldest joint Participant, or the Annuitant reaches age 80, the death benefit is the greater of (1) the Certificate Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center or (2) the annual ratchet death benefit amount calculated on the Certificate Anniversary just prior to age 80, and adjusted for subsequent Purchase Payments and/or partial withdrawals.

• 0.70% of Certificate Value if Age 71 or older on Issue Date
Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Certificate Value	Optional	None	•	Cannot use with the Dollar Cost Averaging Program, DCA Fixed Account, or Interest Sweep Option.
DCA Fixed Account	Automatically transfers specific amount of a Certificate Value from the DCA Fixed Account to the Sub-Accounts you have selected, at set intervals over a period of either six or twelve months	Optional	None	•	You can only participate in one DCA Fixed Account at a time.
				•	Must apply a Purchase Payment of at least $5,000 to a DCA term.
				•	You cannot transfer current Certificate Values into the DCA Fixed Account.
Dollar Cost Averaging Program	Automatically transfers a specific amount of Certificate Value from a Sub-Account to other Sub-Accounts you have selected, at set intervals	Optional	None	•	Cannot use with the Automatic Rebalancing Program, DCA Fixed Account, or Interest Sweep Option.
Systematic Withdrawal Program	Automatically withdraws a specific amount of Certificate Value proportionally from all Sub-Accounts you have selected	Optional	None	In order to participate in this program:
				(1)	there must be at least $25,000 in Contract Value
				(2)	minimum withdrawal amount must be $100
Interest Sweep Option	Automatically transfer earnings from your Certificate Value in the Fixed Account to any one Sub-Account or combination of Sub-Accounts you select	Optional	None	•	In order to participate in this program there must be at least $5,000 in Contract Value.
				•	Cannot use with the Automatic Rebalancing Program, DCA Fixed Account, or Dollar Cost Averaging Program.
Annual Credit	Provides a 0.15% increase to your Certificate Value allocated to the Funds on each Certificate Anniversary	Standard	None	•	This benefit is only available for Certificates issued on or after September 10, 2001.
				•	This benefit does not include Certificate Value allocated to the Fixed Accounts.

Some of the benefits identified in the Table of Benefits Available Under the Contract are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit

Death of Participant During the Accumulation Phase

If you, or any joint Participant, die during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. If any joint Participant dies, we will treat the surviving joint Participant as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary, unless both joint Participants have submitted a written request to our Service Center, in Good Order, requesting otherwise.

The Beneficiary may request that the death benefit be paid under one of the death benefit options. If your Certificate is a Non-Qualified Certificate or is held as a traditional IRA (including SEP IRAs) or Roth IRA and the sole primary Beneficiary is your surviving spouse, he or she may elect to become the Participant of the Certificate. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase.”

Death Benefit During the Accumulation Phase

The basic death benefit is the only death benefit available to Participants who purchased their Certificates prior to May 1, 2000. Subject to state availability, if you purchased your Certificate on or after May 1, 2000, the ratchet death benefit was also available. However, if you were Age 80 or over when we issued your Certificate, the ratchet death benefit was not available.

You select one of the available death benefits when we issue your Certificate. After we issue your Certificate, you may not change your death benefit selection.

If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

Adjusted for Any Withdrawals or Less Any Withdrawals

In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals

If you take a withdrawal, we adjust your death benefit by using the percentage of Certificate Value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of Certificate Value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Certificate investment choices is lower due to market performance or other variables.

Less Any Withdrawals

If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

References to Age

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between Age 79 years, 6 months and 1 day and Age 80 and 6 months. See “Age.”

Basic Death Benefit

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

The basic death benefit before you or the oldest joint Participant reaches Age 75 will be the greater of:

•	your Certificate Value; or

•	your Purchase Payments, less any withdrawals and any applicable charges; or

•

your Certificate Value on the most recent three year Certificate anniversary, plus any subsequent Purchase Payments, less any subsequent withdrawals including any applicable charges. Your first Certificate Anniversary is one calendar year from the date we issued your Certificate.

For Certificates issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you or the oldest joint Participant reaches Age 75, the death benefit during the accumulation period will be the greater of:

•	your Certificate Value; or

•	your Purchase Payments, less any withdrawals and any applicable charges; or

•

your Certificate Value on the most recent three year Certificate Anniversary prior to the Participant or the oldest joint Participant reaching Age 75, plus any subsequent Purchase Payments, less any subsequent withdrawals, including any applicable charges. Your first Certificate Anniversary is one calendar year from the date we issued your Certificate.

For Certificates issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

If the Certificate is owned by a non-natural person, Participant means Annuitant for purposes of determining the death benefit amount.

See “Appendix D – Basic Death Benefit Examples.”

Ratchet Death Benefit

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

If you choose the ratchet death benefit, the death benefit will be the greater of:

•	your Certificate Value; or

•	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your Certificate, the annual ratchet death benefit is equal to your initial Purchase Payment. Thereafter, and prior to the date you, or the oldest joint Participant or the Annuitant if the Certificate is purchased by a non-natural entity reaches Age 80, we will calculate the ratchet death benefit:

•	when you make a Purchase Payment;

•	when you make a partial withdrawal; and

•	on your Certificate anniversary.

You will increase your ratchet death benefit if you make a Purchase Payment. If you make a subsequent Purchase Payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional Purchase Payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus an adjustment for the withdrawal. We calculate the adjustment for the withdrawal as follows:

(1)	divide the amount withdrawn by the most recent Certificate Value, and

(2)	multiply it by the most recent annual ratchet death benefit.

On your Certificate anniversary, the annual ratchet death benefit is equal to the greater of your Certificate Value or the most recently calculated annual ratchet death benefit.

If you do not make any additional Purchase Payments or any withdrawals, the annual ratchet death benefit will be the greater of all Certificate Anniversary Certificate Values on or prior to the date we calculate the death benefit.

When you, or the oldest joint Participant, or the Annuitant if the Certificate is purchased by a non-natural entity, reaches Age 80, the death benefit is the greater of:

•	your Certificate Value; or

•

the annual ratchet death benefit amount calculated on the Certificate Anniversary just prior to Age 80, and adjusted for subsequent Purchase Payments and/or partial withdrawals in the same manner as described above.

We will deduct a quarterly charge for the ratchet death benefit from your Certificate Value. This charge is currently 0.15% on an annual basis of the daily value of your Certificate Value allocated to the Funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge. We will deduct this charge proportionately from the Funds and the fixed accounts you have selected. We may increase this charge at any time while you own the Certificate, but the charge will never exceed the maximum charge. The maximum charge is a percentage on an annual basis of the daily value of your Certificate Value allocated to the Funds. The percentage is based on your Age when the Certificate was issued: 0.35% Age 60 or younger; 0.50% Age 61 through Age 70; or 0.70% Age 71 or older.

See “Appendix E – Ratchet Death Benefit Examples.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for Qualified Certificates in order to comply with RMD rules.

For Non-Qualified Certificates, a Beneficiary must elect to receive the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit within five years of the date of death.

•

Option 2 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must begin within one year of any Participant’s death.

For Qualified Certificates, each Beneficiary must elect the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death.

•

Option 2 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

A surviving spouse who is the sole primary Beneficiary under a Certificate that is either non-qualified or is held as a traditional IRA (including SEP IRAs) or Roth IRA may elect option 1, option 2, or may elect to continue the Certificate. Generally, if the Certificate is continued then:

•	the initial value will equal the death benefit amount payable;

•	all applicable Certificate features and benefits will be in the surviving spouse’s name; and

•	the surviving spouse will exercise all of the Participant’s rights under the Certificate.

Exceptions are as follows:

•	if at the time the Participant purchased the Certificate the surviving spouse was over the maximum Certificate issue Age then the Certificate cannot be continued;

•

if at the time the Participant purchased the Certificate the surviving spouse was over the maximum allowable Age for electing a certain feature then the feature is not available for continuance, but the Certificate may be continued.

If the sole primary Beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the Certificate as described herein.

However, a domestic partner or civil union partner cannot elect to continue the Certificate if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the Certificate must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the Certificate will become subject to income tax at the time the election to continue the Certificate is made.

The right to continue the Certificate by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Certificate is in effect.

See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “eligible designated beneficiary(ies)” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as eligible designated beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as eligible designated beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan Participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan Participant or IRA owner. In the future, we may allow additional classes of eligible designated beneficiaries to elect the Beneficiary IRA payout option.

See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects to establish a Beneficiary IRA after the death of the Owner, the following rules apply:

•	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a Contingent Deferred Sales Charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with single Beneficiaries issued by us or one of our affiliates, the Beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the Beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a Contingent Deferred Sales Charge.

•

For existing annuity contracts with multiple Beneficiaries issued by us or one of our affiliates, a Beneficiary wishing to establish a Beneficiary IRA Funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

•

The source of Funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•

For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the DCA Fixed Account, if applicable, in the ratio that your value in each bears to your Contract Value each sub. If the original Owner died on or before December 31, 2019 (on or before December 31, 2021 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•

Upon the death of the Annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•

If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, required minimum distributions must be calculated based upon the life expectancy of the oldest trust Beneficiary and the oldest trust Beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all Beneficiaries, current and future, must be identifiable from the trust instrument. If any Beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original Owner died after December 31, 2019 (after December 31, 2021 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

•

A Beneficiary IRA may only be established by the Beneficiary of the IRA Owner/qualified plan Participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint Ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Participant During the Income Phase

If you or the joint participant dies during the Income Phase, if the Annuitant is still alive, we will pay the remaining payments under the Annuity Option elected at least as rapidly as under the method of distribution in effect at the time of your death. For Qualified Certificates, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with required minimum distribution rules that apply upon the Participant/Annuitant’s death. If the Beneficiary is not an “eligible designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Participant/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

If you, or any joint Participant, die during the Income Phase, the primary Beneficiary will become the Participant. If any joint Participant dies, we will treat the surviving joint Participant as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary, unless both joint Participants have submitted a written request to our Service Center, in Good Order, requesting otherwise.

Death of Annuitant

If an Annuitant, who is not the Participant or Joint Participant, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If there is no surviving Annuitant and you do not name an Annuitant within 30 calendar days after we receive notification of the death of the Annuitant, the oldest Participant will become the Annuitant. If the Participant is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Participant and pay the death benefit as described in “Death Benefit – Death of Participant During the Accumulation Phase.”

Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. For Qualified Certificates, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Participant/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Participant/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits

Annual Credit

For Certificates issued on or after September 10, 2001.

Does not pertain to Certificate Value allocated to the fixed accounts.

If we issued you a Certificate on or after September 10, 2001, we will increase your Certificate Value allocated to the Funds by 0.15% on each Certificate Anniversary while your Certificate is in effect. We will calculate this increase based on your Certificate Value allocated to the Funds on your Certificate anniversary. We will credit this increase proportionally to the Funds you are invested in as of your Certificate anniversary.

We pay this credit amount out of the revenues we receive for selling the Certificates that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a Contingent Deferred Sales Charge upon withdrawal.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Certificate is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Certificate Value. When a partial withdrawal is made from a Certificate, we reflect the withdrawal as a reduction to the value of the Certificate’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of Certificate Value withdrawn, the benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Certificate investment choices is lower due to market performance or other variables. If you withdraw your full Certificate Value, the Certificate terminates and does not provide a death benefit.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your Certificate Value in the Funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a Fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a Non-Qualified Certificate. For Qualified Certificates, the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Partial withdrawals may be subject to a Contingent Deferred Sales Charge.

When you make a full withdrawal you will receive your Certificate Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax;

•	less any applicable annual Certificate maintenance charge; and

•	less any Purchase Payments we credited to your Certificate that have not cleared the bank, until they clear the bank.

We take withdrawals first from earnings and then from Purchase Payments. For purposes of the Contingent Deferred Sales Charge, we treat withdrawals as coming from the oldest Purchase Payments first.

See “Appendix B – Contingent Deferred Sales Charge Example.”

Requests in Writing

To request a withdrawal in writing, submit either our partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and full withdrawals by other means we authorize such as e-mail, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

For written requests, your withdrawal is effective on the Business Day we receive, in Good Order, at our Service Center:

•	our partial withdrawal or full withdrawal form; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For e-mail, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your Certificate under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned Qualified Certificates or Certificates owned under a governmental 457(b) deferred compensation plan.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Certificate Value. We do not charge you for participation in the SWP, but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your Certificate Value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total Certificate Value;

•	if we receive, in Good Order, a notification of the Participant’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Participant is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next withdrawal will lower your Certificate Value below the minimum Certificate Value we allow following a partial withdrawal, unless your withdrawal is an RMD;

•	if your value in a selected Fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving Annuity Payments; or

•

if you give us a written request or request over the telephone, in Good Order, to terminate the program any time before or on the next withdrawal date. If your Certificate is a Beneficiary IRA, your SWP cannot be terminated.

Taxes

This prospectus describes your Certificate, which is a contract between you, the Participant, and MassMutual. In this tax discussion, we use the word “contract” to mean “Certificate” and “Owner” to mean “Participant.”

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Investment income and any realized gains on Separate Account assets generally are reflected in the Certificate Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Certificate. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the Owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Non-Qualified Certificates

Your contract is referred to as a Non-Qualified Certificate if you do not purchase the contract under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts

Your contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan Participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2021, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $6,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active Participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

•	$58,000; or

•	25% of compensation (a maximum of $290,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $6,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to Participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

•	$58,000; or

•	100% of compensation or earned income (a maximum of $290,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $19,500, with an additional catch-up contribution of up to $6,500 available for eligible Participants age 50 or over.

Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:

•	100% of compensation for a Participant’s highest three years; or

•	$230,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

– IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to Participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

•	$57,000; or

•	100% of includible compensation (a maximum of $285,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $19,500. In addition, certain catch-up contributions may be made by eligible Participants Age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

•	$19,500; or

•	100% of includible compensation.

In addition, certain catch-up contributions may be made by eligible Participants Age 50 or over, and those within three years of normal retirement Age under the plan. The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Certificates

You, as the Owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.

Withdrawals

The IRC generally treats any withdrawal:

•	allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982; and

•	from an annuity contract entered into after August 13, 1982.

as first coming from earnings and then from your investment in the contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity Payments occur as the result of the contract reaching its annuity start date. A portion of each Annuity Payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity Payments received after you have recovered all of your investment in the contract are fully taxable.

The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your Beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the IRC);

(4)

paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from investment in the contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same Owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Certificate to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an Owner of the contract. Specifically, IRC Section 72(s) requires that:

(a)

if any Owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

(b)	if any Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Certificates contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

(1)	distributions made on or after you reach age 59 1/2;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in the IRC;

(4)

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

(5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

(6)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

(7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(9)

distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

(10)	certain qualified reservist distributions;

(11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8)); and

(13)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:

•	any addition to the account balance other than gains or losses;

•	any non-taxable transfer of a portion of the account balance to another retirement plan; or

•	a rollover by the individual of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions

Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan Participants under the plan. TSA plan Participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan Participant owns from its approved list, the TSA plan Participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan Participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan Participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met.

Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan Participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan Participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the Participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of Purchase Payments made by TSA plan Participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan Participant:

•	reaches Age 59 1/2;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the IRC;

•	the TSA plan terminates (starting January 1, 2009); or

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC section 72(t)(2)(H).

In the case of hardship, the TSA plan Participant can only withdraw the Purchase Payments and not any earnings. The TSA plan Participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated Age.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a Participant of a governmental 457(b) deferred compensation plan prior to the Participant’s:

•	attainment of Age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency;

•	compliance with a qualified domestic relations order (QDRO); or

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC section 72(t)(2)(H).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to Qualified Contracts contain more detailed information regarding these rules.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained age 70 1/2, if you were born before July 1, 1949, or the calendar year in which you attain age 72, if you were born after June 30, 1949; or

(2)	the calendar year in which you retire.

The date set forth in (2) does not apply to an IRA or to a five percent Owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed.

If your contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the contract had not yet entered the Income Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the contract had not entered the Income Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary.

If the Owner’s death occurred after the contract had entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “eligible designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your contract had entered the Income Phase. If your designated Beneficiary is considered an eligible designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary. We only offer a life or life expectancy distribution option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of eligible designated beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for Participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your contract has not yet entered the Income Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the contract has not yet entered the Income Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your contract has entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the Owner or Beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they will be treated in the same manner as a withdrawal from the Contract; or

•	if distributed under a payout option, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges

IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Income Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Income Phase and the contract or the resulting Annuity Payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a Beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the Owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the Owner of the annuity contract. Following the death of the Owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the Owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

o	the life or life expectancy of the Owner, or joint and last survivor expectancy of the Owner and a designated Beneficiary, or

o	for a specified period of ten years or more;

•	distributions which are required minimum distributions;

•	hardship distributions from a 401(k) plan or a tax-sheltered annuity; or

•	distributions that are qualified birth or adoption distributions as defined in IRC section 72(t)(2)(H).

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals, and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity Owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner

When a Non-Qualified Certificate is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the Accumulation Phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. If a trust is not a grantor trust for income tax purposes, and any beneficiary (including a contingent beneficiary) of a trust is a non-natural person, the contract will not be treated as owned by an agent for a natural person, and gain in the contract will be taxed annually.

This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing Ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Distribution

The Certificates are no longer for sale to the public. The Contract was sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Contracts.

Commissions and Allowances Paid

Commissions for sales of the Certificate by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Certificate by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. We also pay expense allowances in connection with the sales of the Certificates. The maximum commission payable for the Certificate is 8.63% of Purchase Payments made to a Certificate and/or up to 2.4% of Certificate Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Certificate may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Certificate by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers

We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the Certificate. Asset-based payments are based on the value of the assets in the MassMutual Certificates sold by that broker-dealer. Sales-based payments are paid on each sale of the Certificate and each subsequent Purchase Payment applied to the Certificate. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Certificate, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Certificate. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Certificate over other available variable annuity Certificates whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a Certificate. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Certificate.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Certificate.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Certificates).

Other Information

Assignment

You can assign the Certificate at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in Good Order. We will not be liable for any payment or other action we take in accordance with the Certificate before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Certificate.

If the Certificate is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Certificate. If you assign your Certificate, your rights may only be exercised with the consent of the assignee of record.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on contract Owners, Beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block a Participant’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Certificate to government regulators.

Payments We Make

We may be required to suspend or postpone payments withdrawals or transfers from the Sub-Accounts for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

In addition, if, pursuant to the SEC’s rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Certificate

We reserve the right to amend the Certificate to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Certificate. We will notify you by written notice of such amendments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that can be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected Purchase Payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the mortality and expense risk charge, the administrative charge, the annual Certificate maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a Certificate is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate such arrangements.

Termination of Certificate

We will terminate your Certificate upon the occurrence of any of the following events:

•	the date of the last Annuity Payment;

•	the date withdrawal is made of the entire Certificate Value;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Certificate is returned under the right to examine Certificate provision.

Computer System, Cybersecurity, and Service Disruption Risks

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract- related transactions (including the processing of orders from owners and orders with the funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the funds invest, which may cause the funds underlying the contract to lose value. There can be no assurance that we, the funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry Participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the contract.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A

Funds Available Under the Certificate

The following is a list of Funds currently available under the Certificate, which is subject to change, as discussed in the prospectus for the Certificate. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time You can find prospectuses and other information about the funds online at www.MassMutual.com/panoramapremier. You can also request this information at no cost by calling (800) 272-2216 or sending an email request to ANNfax@massmutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year

Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A

Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A

Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A

Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A

Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A

Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(2)(3) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC

Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc.

Fixed Income	Invesco V.I. Total Return Bond Fund (Series I)(4) Adviser: Invesco Advisers, Inc.

Fixed Income	MML High Yield Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year

Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC

Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC

Fixed Income	MML Short-Duration Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC

Fixed Income	MML Total Return Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC

Balanced	Invesco V.I. Conservative Balanced Fund (Series I)(5) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

Balanced	MML Blend Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC

Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC

Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.

Large Cap Value	MML Fundamental Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.

Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Large Cap Blend

Fidelity® VIP ContraFund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan)

Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year

Large Cap Blend	MML Equity Index Fund (Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.

Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP

Large Cap Blend	MML Fundamental Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.

Large Cap Blend	MML Growth & Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company

Large Cap Growth	Invesco V.I. Capital Appreciation Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.

Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.

Small/Mid Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.

Small/Mid Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.

Small/Mid Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.

Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc.

Small/Mid Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP

Small/Mid Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP

International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc.

International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year

International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel & Walmsley LLC

International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company

Specialty***	Invesco V.I. Health Care Fund (Series I) Adviser: Invesco Advisers, Inc.

Specialty***	Invesco V.I. Technology Fund (Series I) Adviser: Invesco Advisers, Inc.

Specialty***	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC

Specialty***	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC

Specialty***	VY® Clarion Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC

(1)	These are Fund-of-Funds investment choices. They are known as Fund-of-Funds because they invest in other underlying Funds. A

(2)

Fund offered in a Fund-of-Funds structure may have higher expenses than a direct investment in its underlying Funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Funds in which it invests.

(3)

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government Agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

(4)	Unavailable in Certificates issued on or after January 19, 2008.

(5)	Effective May 1, 2009 and after, you may not allocate any new money to this Fund via Purchase Payments or transfers.

(6)	Unavailable in Certificates issued on or after April 30, 2012.

**

These Funds, and their investment advisers, have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. These contractual arrangements are designed to reduce the funds’ total current expenses for Participants and will continue past the current year.

***

Specialty funds are an all-encompassing equity category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

Appendix B

Free Withdrawal Amount (FWA) Examples

Example 1 ~ Free Withdrawal Amount in Second Certificate Year at the Time of a Withdrawal

The values shown are based on the following assumptions:

•	Your Certificate Issue Date is 4/6/2004. This is the date when we credit your initial Purchase Payment of $100,000 to your Certificate.

•	On 5/14/2004, an additional Purchase Payment of $10,000 is made.

•	On 7/15/2005, which is in Certificate Year 2, the Certificate Value is $125,000 and a partial withdrawal of $12,000 is made.

Based on the above, we have the following values for the calculation of the Free Withdrawal Amount.

Date	Transaction	Pre- Transaction Certificate Value	Transaction Amount	Gain[1]	Purchase Payments – Prior FWA withdrawals	10% of Total Purchase Payments	FWA[2]
4/6/2004	Purchase 1	$0	$100,000	$0	$100,000	$10,000	$10,000
5/15/2004	Purchase 2	102,000	10,000	2,000	110,000	11,000	11,000
7/15/2005	Immediately Before Withdrawal	125,000		15,000	110,000	11,000	15,000

[1]	Gain is the part of the Certificate that is attributable to positive investment earnings in the Certificate as of that day.

[2]	FWA is the greater of the gain or 10% of the Purchase Payments reduced by any free withdrawals you previously took in the current Certificate year.

•	On 4/6/2004, 10% of the first Purchase Payment of $100,000 is $10,000. There is no gain so the FWA for that day would be $10,000 (greater of $0 or $10,000).

•

On 5/15/2004, the total Purchase Payments for the Certificate is $110,000 ($100,000 + $10,000). 10% of the total Purchase Payments is $11,000 (10% x $110,000). The gain is $2,000 so the FWA for that day is $11,000 (greater of $2,000 or $11,000).

•	On 7/15/2005, 10% of the total Purchase Payments is $11,000 (10% x $110,000). The gain is $15,000 so the FWA for that day is $15,000 (greater of $15,000 or $10,000).

Example 2 ~ Impact of Prior Withdrawal to Free Withdrawal Amount

This example is the same as Example 1 but has additional events that happen after 7/15/2005.

•	Your Certificate Issue Date is 4/6/2004. This is the date when we credit your initial Purchase Payment of $100,000 to your Certificate.

•	On 5/14/2004, an additional Purchase Payment of $10,000 is made.

•	On 7/15/2005, the Certificate Value is $125,000 and a partial withdrawal of $12,000 is made.

•	On 8/1/2005, an additional Purchase Payment of $20,000 is made.

•	On 8/15/2005, the Certificate Value is $125,000 and a partial withdrawal of $12,000 is made.

Based on the above, we have the following values for the calculation of the Free Withdrawal Amount.

Date	Transaction	Certificate Value	Purchase Payment or Withdrawal Amount	Total Remaining Purchase Payments	Gain[1]	Total Purchase Payments	10% of Total Purchase Payments	Prior Withdrawals of FWA	FWA[2]
4/6/2004	Purchase 1	$0	$100,000	$100,000	$0	$100,000	$10,000	$0	$10,000
5/15/2004	Purchase 2	102,000	10,000	110,000	2,000	110,000	11,000	0	11,000
7/15/2005	Immediately Before Withdrawal 1	125,000		110,000	15,000	110,000	11,000	0	15,000
7/15/2005	Immediately After Withdrawal 1	125,000	12,000	110,000	15,000	110,000	11,000	12,000	2,000
8/1/2005	Purchase 3	100,000	20,000	98,000	10,000	130,000	13,000	12,000	1,000
8/15/2005	Immediately Before Withdrawal 2	125,000		118,000	7,000	130,000	13,000	12,000	7,000
8/15/2005	Immediately After Withdrawal 2	113,000	12,000	118,000	0	130,000	13,000	19,000	0

[1]	Gain is the part of the Certificate that is attributable to positive investment earnings in the Certificate as of that day.

[2]	FWA is the greater of the gain or 10% of the Purchase Payments reduced by any free withdrawals you previously took in the current Certificate year.

•	On 4/6/2004, 10% of the first Purchase Payment of $100,000 is $10,000. There is no gain so the FWA for that day would be $10,000 (greater of $0 or $10,000).

•

On 5/15/2004, the total Purchase Payments for the Certificate is $110,000 ($100,000 + $10,000). 10% of the total Purchase Payments is $11,000 (10% x $110,000). The gain is $2,000 so the FWA for that day is $11,000 (greater of $2,000 or $11,000).

•

On 7/15/2005 immediately prior to the withdrawal, 10% of the total Purchase Payments is $11,000 (10% x $110,000). The gain is $15,000 so the FWA for that day is $15,000 (greater of $15,000 or $10,000).

•

On 7/15/2005 immediately after the withdrawal, 10% of the total Purchase Payments is still $11,000 (10% x $110,000). The withdrawal ($12,000) was less than the gain ($15,000) so all of the withdrawal came from the earnings in the Certificate and there was no reduction in total remaining Purchase Payments for any future gain calculations.

•

On 8/1/2005, the total Purchase Payments minus prior withdrawals is $98,000 ($110,000 – $12,000). The additional Purchase Payment sets the remaining Purchase Payments to $118,000 ($98,000 + $20,000) and the total Purchase Payments to $130,000 ($110,000 + $20,000).

•

On 8/15/2005 immediately prior to the withdrawal, 10% of the total Purchase Payments is $13,000 (10% x $130,000). 10% of the total premiums reduced by prior withdrawals of FWA in the current Certificate year is $1,000 ($13,000 – $12,000). The gain is $7,000 ($125,000 – $118,000). So, the FWA for this day is $7,000 (greater of $1,000 or $7,000).

•

On 8/15/2005 immediately after the withdrawal, 10% of the total Purchase Payments is still $13,000 (10% x $130,000). The withdrawal ($12,000) is greater than the FWA ($7,000), so $5,000 ($12,000 – $7,000) of the withdrawal is subject to CDSC charges. The prior withdrawals of FWA to apply to any future withdrawals in the Certificate year is $19,000 ($12,000 + $7,000).

Appendix C

Contingent Deferred Sales Charge (CDSC) Example

•	The following Purchase Payments are made:

Purchase Payment	Certificate Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000
3	2	January 15	200,000

•	Total Purchase Payments are $310,000.

•	On February 15 of Certificate Year 4, the Certificate Value is $350,000 and a partial withdrawal of $150,000 is made.

•

To calculate the CDSC, we first determine the Free Withdrawal Amount (FWA) not subject to a CDSC. 10% of the total Purchase Payments is $31,000 (10% x ($100,000 + $10,000 + $200,000)). The positive investment earnings in the Certificate is $40,000 ($350,000 – $310,000).

•	We next determine the withdrawal amount to allocate to Purchase Payments, $110,000 ($150,000 – $40,000).

•

We then look at the amount of CDSC from Purchase Payment #1. The amount remaining subject to a CDSC is $100,000. Since Purchase Payment #1 is four years from the date that Purchase Payment was applied, the CDSC charge is 4% or $4,000 ($100,000 x 4% = $4,000).

•	The remaining withdrawal amount still subject to a CDSC after allocation to Purchase Payment #1 is $10,000 ($110,000 – $100,000 = $10,000).

•

Next, we look at the amount of CDSC from Purchase Payment #2. Purchase Payment #2 is $10,000 and since Purchase Payment #2 is in the third year from the date that Purchase Payment was applied, the CDSC charge is 5% or $500 ($10,000 x 5% = $500).

•	There is no remaining withdrawal amount still subject to a CDSC after allocation to Purchase Payment #2 ($10,000 – $10,000 = $0).

•	The total CDSC is $4,500, which is the sum of the charges on each Purchase Payment ($4,000 + $500 = $4,500).

The total CDSC for this withdrawal is $4,500, which is deducted from the withdrawal amount of $150,000. The net amount of $145,500 ($150,000 – $4,500) is paid to the Owner, unless otherwise instructed.

Appendix D

Basic Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	The Certificate Value on the third Certificate Anniversary is $120,000.

•	Participant dies in Certificate Year 5.

Beginning of Certificate Year	Purchase Payment	Certificate Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals	3 Year Anniversary Certificate Value
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
4		120,000	110,000	$120,000
5 (receive due proof of Owner’s death and election of the payment method)		101,000	110,000	120,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Certificate Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	The beginning of Certificate Year 4 is the third Certificate Anniversary and the death benefit will include this value in the determination of the death benefit.

•

Participant dies in Certificate Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Certificate Value on the most recent Certificate Anniversary is $120,000. The Basic Death Benefit is the greatest of these three values. Therefore, the death benefit is $120,000.

Example 2A ~ Impact of Withdrawal and Determination of Benefit when Certificate is Issued Prior to October 1, 2003

The values shown are based on the following assumptions:

•	Certificate is issued prior to October 1, 2003. Therefore, any withdrawal will be deducted from the death benefit by the same dollar amount as the dollar amount of the withdrawal.

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	A withdrawal of $20,000 is made at beginning of Certificate Year 5.

•	Participant dies in Certificate Year 5.

Beginning of Certificate Year	Purchase Payment	Withdrawal	Certificate Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals	3 Year Anniversary Certificate Value
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
4			120,000	110,000	$120,000
5 (immediately prior to withdrawal)			120,750	110,000	120,000
5 (immediately after withdrawal)		$20,000	100,750	90,000	100,000
6 (receive due proof of Owner’s death and election of the payment method)			101,000	110,000	120,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Certificate Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Certificate Year 5, a $20,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Certificate Value is $120,750, and the total Purchase Payments adjusted for withdrawals is $110,000.

•

Immediately after the withdrawal is made, the Certificate Value becomes $100,750 ($120,750 – $20,000 = $100,750). The total Purchase Payments adjusted for withdrawals and Certificate Value on the most recent three-year Certificate Anniversary are both reduced by the same amount that the Certificate Value is reduced ($20,000). The total Purchase Payments adjusted for withdrawals is $90,000 ($110,000 – $20,000) and the three year anniversary Certificate Value is $100,000 ($120,000 – $20,000)

•

Participant dies in Certificate Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $90,927. The total Purchase Payments adjusted for withdrawals is $90,000. The three-year anniversary Certificate Value adjusted for Purchase Payments and withdrawals is $100,000. Therefore, the death benefit is $100,000 (greatest of $90,927, $90,000, and $100,000).

Example 2B ~ Impact of Withdrawal and Determination of Benefit when Certificate is Issued on or after October 1, 2003

The values shown are based on the following assumptions:

•	Certificate is issued on or after October 1, 2003. Therefore, any withdrawals will reduce the death benefit by the same percentage as the percentage reduction in the Certificate Value.

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	A withdrawal of $20,000 is made at beginning of Certificate Year 5.

•	Participant dies in Certificate Year 5.

Beginning of Certificate Year	Purchase Payment	Withdrawal	Certificate Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals	3 Year Anniversary Certificate Value
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
4			120,000	110,000	$120,000
5 (immediately prior to withdrawal)			120,750	110,000	120,000
5 (immediately after withdrawal)		$20,000	100,750	91,781	100,124
6 (receive due proof of Owner’s death and election of the payment method)			101,000	110,000	120,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Certificate Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Certificate Year 5, a $20,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Certificate Value is $120,750, and the total Purchase Payments adjusted for withdrawals is $110,000.

•

Immediately after the withdrawal is made, the Certificate Value becomes $100,750 ($120,750 – $20,000 = $100,750). The total Purchase Payments adjusted for withdrawals and Certificate Value on the most recent three-year Certificate Anniversary are both reduced by the same proportion that the Certificate Value is reduced.

Total Purchase Payments adjusted for withdrawals (immediately after the withdrawal) = total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal) – (withdrawal amount / Certificate Value immediately prior to the withdrawal) x total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal)
= $110,000 – ($20,000 / $120,750) x $110,000
= $110,000 – $18,219
= $91,781

Most recent three-year Certificate Anniversary Certificate Value = three-year Certificate Anniversary Certificate Value – (withdrawal amount / Certificate Value immediately prior to the withdrawal) x three-year Certificate Anniversary Certificate Value immediately prior to the withdrawal
= $120,000 – ($20,000 / $120,750) x $120,000
= $120,000 – $19,876
= $100,124

•

Participant dies in Certificate Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $90,927. The total Purchase Payments adjusted for withdrawals is $91,781. The three-year anniversary Certificate Value adjusted for Purchase Payments and withdrawals is $100,124. Therefore, the death benefit is $100,124 (greatest of $90,927, $91,781, and $100,124).

Example 3 ~ Impact of Reaching Age 75

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	The Certificate Value on the third Certificate Anniversary is $120,000.

•	Participant reaches Age 75 in Certificate Year 5. Please see definition of Age earlier in this prospectus.

•	A subsequent Purchase Payment of $20,000 is made at beginning of Certificate Year 7.

Beginning of Certificate Year	Purchase Payment	Certificate Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals	3 Year Anniversary Certificate Value
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
4 (Immediately before Certificate Anniversary)		120,000	110,000
4 (Immediately after Certificate Anniversary)		120,000	110,000	$120,000
5 (Owner turns Age 75)		101,000	110,000	120,000
7 (Immediately before Purchase Payment)			110,000	120,000
7 (Immediately after Purchase Payment)	20,000		130,000	140,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Certificate Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Certificate Year 4, the Certificate Value is $120,000. The three-year anniversary Certificate Value is set to $120,000.

•

At the beginning of Certificate Year 5, the owner has turned Age 75. Therefore, the three-year anniversary Certificate Value will not be reset at the end of 6 Certificate years, at the beginning of year 7, or any three-year anniversary thereafter. Once the Participant or oldest joint Participant reaches Age 75, we look to the Certificate Value on the most recent three year Certificate Anniversary prior to the Participant or the oldest joint Participant reaching Age 75, plus any subsequent Purchase Payments, less any subsequent withdrawals, including any applicable charges. Your first Certificate Anniversary is one calendar year from the date we issued your Certificate.

•

At the beginning of Certificate Year 7, a $20,000 subsequent deposit is made. The total Purchase Payments adjusted for withdrawals is increased to $130,000 ($110,000 + $20,000) and the three-year Certificate Anniversary value is increased to $140,000 ($120,000 + $20,000).

Appendix E

Ratchet Death Benefit Example

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at the beginning of Certificate Year 2 and the Certificate Value is $105,000 prior to the addition of the Purchase Payment.

•	The Certificate Value at the beginning of Certificate year 3 is $120,000.

•	Participant dies in Certificate Year 4.

Beginning of Certificate Year	Purchase Payment	Certificate Value After Purchase Payment	Annual Ratchet Death Benefit Amount
1	$100,000	$100,000
2 (immediately prior to Purchase Payment)		105,000	$105,000
2	10,000	115,000	115,000
3		120,000	120,000
4 (receive due proof of Owner’s death and election of the payment method)		110,000	120,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial annual ratchet death benefit amount.

•

At the beginning of Certificate Year 2 immediately prior to the Purchase Payment, the Certificate Value is $105,000, so the annual ratchet death benefit amount is $105,000 (greater of $100,000 or $105,000).

•	At the beginning of Certificate Year 2, a $10,000 Purchase Payment is made. This amount increases the annual ratchet death benefit to $115,000 ($105,000 + $10,000).

•	At the beginning of Certificate Year 3, the Certificate Value is $120,000 so the annual ratchet death benefit amount is $120,000 (greater of $115,000 or $120,000).

•	The beginning of Certificate Year 4, the Certificate Value is $110,000. This is less than the annual ratchet death benefit amount ($120,000) so the annual ratchet death benefit amount does not change.

•

Participant dies in Certificate Year 4. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $110,000. The annual ratchet death benefit amount is $120,000. The Ratchet Death Benefit is $120,000 (greater of $110,000 or $120,000).

Example 2A ~ Impact of Withdrawal and Determination of Benefit when Certificate is Issued Prior to October 1, 2003

The values shown are based on the following assumptions:

•	Certificate is issued prior to October 1, 2003. Therefore, any withdrawal will be deducted from the death benefit by the same dollar amount as the dollar amount of the withdrawal.

•	Initial Purchase Payment = $100,000. This is the initial annual ratchet death benefit amount.

•	The Certificate Value at the beginning of Certificate Year 2 is $105,000.

•	A withdrawal of $20,000 is made at beginning of Certificate Year 3. Prior to the withdrawal, the Certificate Value is $100,000.

•	Participant dies in Certificate Year 4 with a Certificate Value of $83,000.

Beginning of Certificate Year	Purchase Payment	Withdrawal	Certificate Value After Purchase Payment	Annual Ratchet Death Benefit Amount
1	$100,000		$100,000	$100,000
2			105,000	105,000
3 (immediately prior to withdrawal)			100,000	105,000
3 (immediately after withdrawal)		$20,000	80,000	85,000
4 (receive due proof of Owner’s death and election of the payment method)			83,000	85,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial annual ratchet death benefit amount.

•

At the beginning of Certificate Year 2, the annual ratchet death benefit amount is set to $105,000 because the Certificate Value is greater than the annual ratchet death benefit amount (greater of $100,000 or $105,000).

•

At the beginning of Certificate Year 3 immediately prior to the withdrawal, the Certificate Value is $100,000, and the annual ratchet death benefit amount remains set to $105,000 because this is greater than the Certificate Value.

•

At the beginning of Certificate Year 3 after the withdrawal is made, the Certificate Value has been reduced by $20,000. The annual ratchet death benefit amount is reduced by the same amount to $85,000 ($105,000 – $20,000).

•

At the beginning of Certificate Year 4, the Certificate Value is $83,000 and the annual ratchet death benefit amount is $85,000. Because the annual ratchet death benefit amount is greater than the Certificate Value, it stays at $85,000.

•

Participant dies in Certificate Year 4. When we receive due proof of death and an election of the payment method for the death benefit, the Certificate Value is $83,000. The annual ratchet death benefit amount is $85,000. Therefore, the death benefit is $85,000 (greater of $83,000 or $85,000).

Example 2B ~ Impact of Withdrawal and Determination of Benefit when Certificate is Issued on or After October 1, 2003

The values shown are based on the following assumptions:

•	Certificate is issued on or after October 1, 2003. Therefore, any withdrawals will reduce the death benefit by the same percentage as the percentage reduction in the Certificate Value.

•	Initial Purchase Payment = $100,000. This is the initial annual ratchet death benefit amount.

•	The Certificate Value at the beginning of Certificate Year 2 is $105,000.

•	A withdrawal of $20,000 is made at beginning of Certificate Year 3. Prior to the withdrawal, the Certificate Value is $100,000.

•	Participant dies in Certificate Year 4 with a Certificate Value of $83,000.

Beginning of Certificate Year	Purchase Payment	Withdrawal	Certificate Value After Purchase Payment	Annual Ratchet Death Benefit Amount
1	$100,000		$100,000	$100,000
2			105,000	105,000
3 (immediately prior to withdrawal)			100,000	105,000
3 (immediately after withdrawal)		$20,000	80,000	84,000
4 (receive due proof of Owner’s death and election of the payment method)			83,000	84,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial annual ratchet death benefit amount.

•

At the beginning of Certificate Year 2, the annual ratchet death benefit amount is set to $105,000 because the Certificate Value is greater than the annual ratchet death benefit amount (greater of $100,000 or $105,000).

•

At the beginning of Certificate Year 3 immediately prior to the withdrawal, the Certificate Value is $100,000, and the annual ratchet death benefit amount remains set to $105,000 because this is greater than the Certificate Value.

•

At the beginning of Certificate Year 3 after the withdrawal is made, the Certificate Value becomes $80,000 ($100,000 – $20,000 = $80,000), so the Certificate Value has been reduced by 20% ($20,000 / $100,000). The annual ratchet death benefit amount is reduced by $21,000 (20% x $105,000) to $84,000 ($105,000 – $21,000).

•

At the beginning of Certificate Year 4, the Certificate Value is $83,000 and the annual ratchet death benefit amount is $84,000. Because the annual ratchet death benefit amount is greater than the Certificate Value, it stays at $84,000.

•

Participant dies in Certificate Year 4. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $83,000. The annual ratchet death benefit amount is $84,000. Therefore, the death benefit is $84,000 (greater of $83,000 or $84,000).

Example 3 ~ Impact of Reaching Age 80

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	The Certificate Value at the beginning of Certificate Year 2 is $105,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	The Certificate Value at the beginning of Certificate Year 3 is $120,000.

•	Participant will be Age 80 at the beginning of Certificate Year 3. Please see definition of Age earlier in this prospectus.

•	A subsequent Purchase Payment of $20,000 is made at beginning of Certificate Year 4.

•	Participant dies in Certificate Year 5 with a Certificate Value of $130,000.

Beginning of Certificate Year	Purchase Payment	Withdrawal	Certificate Value	Annual Ratchet Death Benefit Amount
1	$100,000		$100,000	$100,000
2 (immediately prior to Purchase Payment)			105,000	105,000
2 (immediately after Purchase Payment)	10,000		115,000	115,000
3 (owner turns Age 80)			120,000	115,000
4	20,000		145,000	135,000
5 (receive due proof of Owner’s death and election of the payment method)			130,000	135,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial annual ratchet death benefit amount.

•	At the beginning of Certificate Year 2 immediately prior to the Purchase Payment, the Certificate Value is $105,000 and the annual ratchet death benefit amount is set to $105,000.

•	At the beginning of Certificate Year 2, a $10,000 Purchase Payment is made. This amount increases the annual ratchet death benefit to $115,000 ($105,000 + $10,000).

•	At the beginning of Certificate Year 3, the owner is Age 80 so the annual ratchet death benefit amount is no longer compared to the Certificate Value ($120,000). Therefore, it will remain at $115,000.

•	At the beginning of Certificate Year 4, a $20,000 subsequent Purchase Payment is made. The annual ratchet death benefit amount is increased to $135,000 ($115,000 + $20,000).

•

Participant dies in Certificate Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $130,000 due to negative market performance. The annual ratchet death benefit amount is $135,000. Therefore, the ratchet death benefit is $135,000 (greater of $130,000 or $135,000).

Appendix F

State Variations of Certain Contract Features

The following chart describes the material variation of certain features and/or benefits of the Certificate in states where the Certificate has been approved as of the date of the prospectus.

State	Feature	Variation

New Jersey	Right to Cancel Your Contract	Requires 30-day free look period for both new business and replacements.

	Dollar Cost Averaging Fixed Account (DCA Fixed Account)	The Company reserves the right to assess a fee or charge for processing transactions under the DCA Fixed Account.

New York	Purchase of a Contract under a governmental 457(b) deferred compensation plan	Not available.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Certificate, or general inquiries, contact our Administrative Office:

MassMutual, Document Management Services – Annuities W360
P.O. Box 9067
Springfield, MA 01102-9067

Investment Company Act file number: 811-08619
Securities Act file number: 333-45039
Class (Contract) Identifier: C000021310

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
1295 State Street
Springfield, Massachusetts 01111-0111

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

PANORAMA PREMIER

[May 1, 2022]

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated [May 1, 2022], for the individual certificates under a group deferred annuity contract with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 or write: MassMutual, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

1

THE COMPANY

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.

The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. In addition, because of exemptive and exclusionary provisions, the General Account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the General Account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures regarding the General Account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

ASSIGNMENT OF CERTIFICATE

MassMutual will not be charged with notice of any assignment of a certificate or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at our Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified certificates, the following exceptions and provisions should be noted:

(1) No person entitled to receive annuity payments under a certificate or part or all of the certificate’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the participant given during the annuitant’s lifetime and received in good order by MassMutual at our Service Center. To the extent permitted by law, no certificate nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2) If an assignment of a certificate is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the certificate’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the participant, regardless of any payment options which the participant may have elected. Moreover, if an assignment of a certificate is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3) Certificates used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended (IRC); and

(4) Certificates issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such certificates may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

DISTRIBUTION

The certificates are no longer for sale to the public. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the certificates sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual, serves as principal underwriter of the certificates sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

2

During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the certificates described in the prospectus.

Year	MMLIS	MSD

2021	$______	$_____
2020	$44,653	$5,233
2019	$40,522	$3,695

Commissions for sales of the certificates by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the certificates by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD

2021	$______	$_____
2020	$404,456	$63,058
2019	$390,265	$63,621

We no longer offer the variable annuity certificate for sale to the public. However, certificate owners may continue to make purchase payments to existing certificates, subject to the limitations described in the prospectus.

This offering is on a continuous basis.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received in good order at our Service Center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C is the cumulative charge since the immediately preceding business day for the insurance charges.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

3

See the “Transfers and Transfer Programs – Transfers During the Income Phase” section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

(1) a certified death certificate;

(2) a certified decree of a court of competent jurisdiction as to the finding of death; or

(3) any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the certificate will remain in effect until changed. Unless the participant provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

(1) to the primary beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or

(2) if there is no primary beneficiary who survives the participant’s death and/or any annuitant’s death, as applicable, to the contingent beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or

(3) if there is no primary or contingent beneficiary who survives the participant’s death and/or any annuitant’s death, as applicable, to the participant or the participant’s estate.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the participant retains all other contractual rights.

See the “Death Benefit” section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which;

(1) are not predetermined as to dollar amount; and

(2) will vary in amount with the net investment results of the applicable sub-accounts.

Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

(1) The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the certificate unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

(2) For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

(3) The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

(1) The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the certificate value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the certificate.

(2) For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

(1) The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

4

(2) The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See “The Income Phase” section in the prospectus for more information.

EXPERTS

[TO COME]

5

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit (a)	Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account 4 — Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021

Exhibit (b)	Not Applicable.

Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company *

ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company *

iii.	Template for Insurance Product Distribution Agreement (version 9/2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company *

Exhibit (d)	i.	Form of Group Annuity Contract *

	ii.	Form of Individual Certificate *

	iii.	Annual Ratchet Death Benefit Endorsement *

	iv.	Reset Death Benefit Endorsement *

	v.	Declared Interest Rate Fixed Account Endorsement *

	vi.	Exchange Endorsement *

	vii.	Fixed Account for Dollar Cost Averaging Endorsement *

	viii.	Unisex Annuity Rates Certificate Endorsement *

	ix.	Individual Retirement Annuity Rider *

	x.	Non-ERISA Tax-Sheltered Annuity Endorsement *

	xi.	ROTH Individual Retirement Annuity Rider *

	xii.	Governmental 457(b) Deferred Compensation Plan Rider (available in NJ only) *

	xiii.	Qualified Plan Rider *

Exhibit (e)	i.	Form of Group Annuity Application *

	ii.	Form of Individual Certificate Application *

Exhibit (f)	i.	Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company *

ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 *

Exhibit (g)	Not Applicable.

Exhibit (h)	i.	Fund Participation Agreements

a.	AIM Funds (Invesco Funds)

1.	Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) *

(a)	Amendment No. 1 effective as of July 1, 2008 *

(b)	Amendment No. 2 effective April 30, 2010 *

(c)	Amendment No. 3 effective May 1, 2011 *

2.	Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

(a)	Amendment No. 1 to Financial Support Agreement — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-229670 filed July 2, 2020

3.	Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) *

b.	Fidelity Funds

1.	Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

(a)	First Amendment dated May 22, 2017 to the Amended and Restated Participation Agreement dated May 22, 2017 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

(b)	Amendment dated January 21, 2019 to Schedule A to the Amended and Restated Participation Agreement dated May 22, 2017, as amended — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019

(c)	Amendment dated October 1, 2020 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017 *

(d)	Amendment dated March 1, 2021 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017 *

2.	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) *

3.	Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC) — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

(a)	First Amendment dated October 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

(b)	Second Amendment dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

4.	Service Agreement dated October 1, 1999 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

(a)	Amendment dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

(b)	Second Amendment dated December 13, 2017 — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

(c)	Third Amendment dated January 1, 2021 — Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021

c.	MML Funds

1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) *

(a)	First Amendment effective November 17, 2005 *

(b)	Second Amendment dated as of August 26, 2008 *

(c)	Third Amendment dated April 9, 2010 *

(d)	Fourth Amendment dated and effective July 23, 2010 *

(e)	Fifth Amendment dated August 28, 2012 *

(f)	Sixth Amendment dated April 1, 2014 *

(g)	Seventh Amendment dated August 11, 2015 *

(h)	Eighth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

d.	MML II Funds

1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) *

(a)	First Amendment effective November 17, 2005 *

(b)	Second Amendment dated as of August 26, 2008 *

(c)	Third Amendment dated as of April 9, 2010 *

(d)	Fourth Amendment dated and effective July 23, 2010 *

(e)	Fifth Amendment dated August 1, 2011 *

(f)	Six Amendment dated and effective August 28, 2012 *

(g)	Seventh Amendment dated and effective November 12, 2012 *

(h)	Eighth Amendment dated April 1, 2014 *

(i)	Ninth Amendment dated August 11, 2015 *

(j)	Tenth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

e.	PIMCO Funds

1.	Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) *

(a)	Amendment No. 1 effective as of June 30, 2008 *

(b)	Termination, New Agreements and Amendments dated November 10, 2010 *

(c)	Amendment effective as of May 1, 2011 *

(d)	Amendment signed March 1, 2017 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017

2.	Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust *

3.	Services Agreement (Trust) for PIMCO Variable Insurance Trust (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective as of March 1, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

(a)	Amendment No. 1 dated November 1, 2020 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021

f.	Voya Funds

1.	Participation Agreement dated April 26, 2006 (Massachusetts Mutual Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) *

(a)	Amendment dated May 28, 2017 *

(b)	Amendment dated April 3, 2008 *

(c)	Amendment dated September 6, 2008 *

(d)	Amendment dated May 27, 2010 *

(e)	Amendment dated January 17, 2014 *

(f)	Amendment dated December 23, 2014 *

(g)	Amendment dated June 29, 2016 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-112626 filed April 26, 2017

ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)

a.	AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) *

1.	AIM Amendment No. 1 to Shareholder Information Agreement dated June 30, 2020 — Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020

b.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) *

c.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) *

d.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) *

e.	PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) *

f.	Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) *

Exhibit (i)	Not Applicable.

Exhibit (j)	Not Applicable.

Exhibit (k)	Opinion and Consent of Counsel **

Exhibit (l)	i.	Auditor Consents:

•	Separate Account Financial Statements **
•	Company Financial Statements **

ii.	Powers of Attorney for:

•	Roger W. Crandall
•	Karen H. Bechtel
•	Mark T. Bertolini
•	Kathleen A. Corbet
•	James H. DeGraffenreidt, Jr.
•	Isabel D. Goren
•	Jeffrey H. Leiden
•	Sean Newth
•	Laura J. Sen
•	William T. Spitz
•	H. Todd Stitzer
•	Elizabeth A. Ward

—	Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

iii.	Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 — Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (m)	Not Applicable.

Exhibit (n)	Not Applicable.

Exhibit (o)	Not Applicable.

*	Filed herewith
**	To be filed by amendment

Item 28.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman	Kathleen A. Corbet, Director	Karen Bechtel, Director
1295 State Street B101	49 Cross Ridge Road	100 South Point Drive, Apt 3604
Springfield, MA 01111	New Canaan, CT 06840	Miami, FL 33139

Mark T. Bertolini, Director	James H. DeGraffenreidt, Jr., Director	Isabella D. Goren, Director
2472 Broadway #216	1340 Smith Avenue, Suite 200	8030 Acoma Lane
New York, NY 10025	Baltimore, MD 21209	Dallas, TX 75252

Jeffrey M. Leiden, Director	Laura J. Sen, Director	William T. Spitz, Director
3 Commonwealth Avenue #2	95 Pembroke Street, Unit 1	16 Wynstone
Boston, MA 02116	Boston, MA 02118	Nashville, TN 37215

H. Todd Stitzer, Lead Director
1312 Casey Key Road
Nokomis, FL 34275

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer	M. Timothy Corbett, Chief Investment Officer
1295 State Street B101	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Todd G. Picken, Treasurer	Pia Flanagan, Chief of Staff to the CEO
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Head of Human Resources & Strategic Communications 1295 State Street Springfield, MA 01111

Elizabeth A. Ward, Chief Financial Officer and Chief Actuary	Gareth F. Ross, Head of Digital and Customer Experience
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael Fanning, Head of MassMutual U.S.	Geoffrey Craddock, Chief Risk Officer
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Sean Newth, Corporate Controller	Akintokunbo Akinbajo, Corporate Secretary
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

As of 5-31-21

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation.

2.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company.

3.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company (MassMutual – 99% and MassMutual Holding LLC – 1%).

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company.

b.	MMLISI Financial Alliances, LLC (June 27, 2001), a Delaware limited liability company.

2.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation.

3.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.	LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.	MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company.

a.	MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company.

b.	MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company.

c.	MassMutual Ventures US III LLC (May 21, 2020), a Delaware limited liability company.

d.	MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company.

e.	MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company.

f.	MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company.

g.	Athens Fund Management LLC (August 20, 2020), a Delaware limited liability company.

h.	Open Alternatives LLC (August 20, 2020), a Delaware limited liability company.

i.	MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company.

1.)	MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company.

6.	Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company.

7.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company.

8.	Fern Street LLC (April 11, 2013), a Delaware limited liability company.

9.	Sleeper Street LLC (October 4, 2019), a Delaware limited liability company.

10.	MM Catalyst Fund LLC (November 25, 2020), a Delaware limited liability company.

11.	MM Asset Management Holding LLC, a Delaware limited liability company.

a.	Barings LLC (July 5, 1940), a Delaware limited liability company.

1.)	Barings Securities LLC (July 1, 1994), a Delaware limited liability company.

2.)	Barings Guernsey Limited (February 20, 2001), a company organized under the laws of Guernsey.

a.)	Barings (U.K.) Limited (January 4, 1995), a company organized under the laws of England and Wales.

b.)	Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.

i.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales.

aa.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales.

bb.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales.

cc.	Baring Pension Trustees Limited (November 26, 2004), a company organized under the laws of England and Wales.

dd.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales.

ee.	Barings Global Advisers Limited (May 5, 2011), a company organized under the laws of England and Wales.

ff.	Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg.

gg.	Barings BME GP Sàrl (July 31, 2020), a company organized under the laws of England and Wales.

hh.	Barings GPLF4(S) GP Sàrl (March 18, 2021), a company incorporated under the laws of Luxembourg.

ii.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales.

a.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales.

aaa.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany.

bbb.)	Baring Asset Management Switzerland Sàrl (December 18, 2013), a company established under the laws of Switzerland.

ccc.)	Baring France SAS Baring France SAS (July 24, 1997), a company incorporated under the laws of France.

ddd.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland.

ii.	Barings Real Estate UK Holdings Limited (November 13, 2009), a company incorporated under the laws of England and Wales.

aa.	Barings Real Estate Advisers (Continental Europe) Limited (April 23, 2004), a special purpose holding company.

bb.	Barings Real Estate Advisers Europe LLP (June 2, 2006), a London-based company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.

cc.	Barings Real Estate Advisers Europe Finance LLP (May 6, 2004), a London-based company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.)

dd.	Barings Real Estate GmbH (January 8, 2014), a German limited liability company.

ee.	BREAE AIFM LLP (April 22, 2015), a UK limited liability partnership. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe Limited).

iii.	Barings Italy S.r.l. (July 23, 2019), a company incorporated under the laws of Italy.

iv.	Barings Sweden AB (July 16, 2019), a company incorporated under the laws of Sweden.

v.	Barings Finland Oy (August 7, 2019), a company incorporated under the laws of Finland.

vi.	Barings Asset Management Spain SL (October 13, 2019), a company incorporated under the laws of Spain.

vii.	Barings Netherlands B.V. (December 5, 2019), a company incorporated under the laws of the Netherlands.

3.)	Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation.

4.)	Barings Multifamily Capital Holdings LLC (August 7, 2013), a Delaware limited liability company, the parent and holding company of Barings Multifamily Capital LLC.

a.)	Barings Multifamily Capital LLC (August 30, 1999), a Michigan limited liability company.

i.	Barings Multifamily Capital Corporation (October 19, 2015), a Delaware corporation.

5.)	Barings Finance LLC (December 12, 2012), a Delaware limited liability company.

a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland.

b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware.

c.)	BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland.

6.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), a company organized in Hong Kong.

a.)	Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

b.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda.

c.)	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

d.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong.

i.	Baring Asset Management Korea Limited, a regulated Korean company.

ii.	Barings Investment Management (Shanghai) Limited (August 3, 2018), a company established under Chinese law.

aa.	Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018).

e.)	Barings Australia Holding Company Pty Ltd (October 12, 2009).

i.	Barings Australia Pty Ltd (October 16, 2009).

f.)	Barings Singapore Pte. Ltd. (November 16, 2020), an operating company established under the laws of Singapore.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability company.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company.

G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company.

I.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company.

J.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company.

K.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company.

L.	Jefferies Finance LLC (July 26, 2004), a Delaware limited liability company. (MassMutual holds 50% voting ownership interest and Jefferies Group, LLC holds 50% voting ownership interest.)

1.	Apex Credit Partners LLC (October 20, 2014), a Delaware limited liability company.

2.	JFIN Asset Management LLC (February 1, 2016), a Delaware limited liability company.

a.	JFAM GP LLC (April 13, 2017), a Delaware limited liability company. JFIN Asset Management LLC is the managing member.

1.)	JFAM GP LP (April 13, 2017), a Delaware partnership. JFAM GP LLC is the general partner, and JFIN Asset Management LLC is the limited partner.

a.)	Jefferies Direct Lending Fund C LP (November 25, 2019), a Delaware partnership. JFAM GP LP is the general partner, and Jefferies Finance LLC is the limited partner.

i.	Jefferies DLF C Holdings LLC (February 11, 2020), a Delaware limited liability company.

aa.	Jefferies Direct Lending Fund C SPE LLC (February 11, 2020), a Delaware limited liability company.

3.	JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation.

4.	JFIN Fund III LLC (October 14, 2011), a Delaware limited liability company.

5.	JFIN High Yield Investments LLC (December 16, 2015), a Delaware limited liability company.

6.	JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company.

7.	JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company.

a.	Jefferies Finance Europe, SCSp (March 10, 2016), a Luxembourg special limited partnership.

8.	Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company.

a.	JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company.

b.	Jefferies Finance Europe, S.L.P. (July 20, 2020), a limited partnership governed by articles L.214-162-1 et seq. of the French Monetary and Financial Code.

10.	JFIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company.

11.	JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company.

12.	JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company.

13.	Jefferies Private Credit BDC Inc. (January 14, 2020), a Maryland corporation owned by Jefferies Finance LLC.

14.	Jefferies Credit Partners LLC (June 8, 2020), a Delaware limited liability company.

a.	Jefferies Private Credit GP LLC (January 9, 2020), a Delaware limited liability company formed as the general partner of Jefferies Private Credit Fund LP.

1.)	Jefferies Private Credit Fund LP (January 9, 2020), a Delaware partnership managed by Jefferies Credit Management LLC.

b.	Jefferies Credit Management LLC (January 9, 2020), a Delaware limited liability company.

15.	JFIN Fund VI LLC (March 30, 2020), a Delaware limited liability company.

M.	Berkshire Way LLC (June 14, 2012), a Delaware limited liability company.

N.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company.

O.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company.

P.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company.

Q.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.

R.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.

1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company.

a.	Lyme Adirondack Timber Sales, LLC (December 16, 2016), a Delaware company. (Note: Lyme Adirondack Timber Sales, Inc. merged with and into this company effective December 31, 2016.)

b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company.

c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company.

S.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company.

1.	MassMutual Solutions LLC (June 20, 2019), a Delaware limited liability company.

a.	Haven Technologies Asia Limited (July 9, 2019), a Hong Kong technology company (formerly, HarborTech (Asia) Limited).

T.	Insurance Road LLC (May 3, 2017), a Delaware limited liability company.

1.	MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company.

2.	MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company.

a.	MassMutual Private Equity Funds LLC (August 20, 2020), a Delaware limited liability company.

1.)	MassMutual Private Equity Funds Subsidiary LLC (May 18, 2021), a Delaware limited liability company.

3.	Trad Investments I LLC (September 11, 2018), a Delaware limited liability company.

U.	MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company.

V.	MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company.

W.	EM Opportunities LLC (January 16, 2018), a Delaware limited liability company.

X.	MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company.

Y.	MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India.

Z.	CML Global Capabilities (December 2, 2019), a Delaware limited liability company.

AA.	MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company.

BB.	MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company.

1.	MM Global Capabilities (Netherlands) B.V. (February 28, 2020), a company domiciled in the Netherlands (MM Global Capabilities I LLC and MM Global Capabilities II LLC are the partners of this company).

a.	MassMutual Global Business Services Romania S.R.L. (March 31, 2020), a company domiciled in Romania.

CC.	MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

DD.	Barings Ascend LLC (April 28, 2020), a Delaware limited liability company.

EE.	MM Investment Holding (September 21, 2020), a Cayman Islands company.

1.	MML Management Corporation (October 14, 1968), a Massachusetts corporation.

a.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

b.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

2.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) (owned 99.61% by MM Investment Holding and 0.39% by C.M. Life Insurance Company).

a.	MMAF Equipment Finance LLC 2013-A (July 19, 2013), a Delaware limited liability company.

b.	MMAF Equipment Finance LLC 2014-A (May 7, 2014), a Delaware limited liability company.

c.	MMAF Equipment Finance LLC 2015-A (April 22, 2015), a Delaware limited liability company.

d.	MMAF Equipment Finance LLC 2016-A (March 24, 2016), a Delaware limited liability company.

e.	MMAF Equipment Finance LLC 2017-A (April 11, 2017), a Delaware limited liability company.

f.	MMAF Equipment Finance LLC 2017-B (October 30, 2017), a Delaware limited liability company.

g.	MMAF Equipment Finance LLC 2018-A (April 24, 2018), a Delaware limited liability company.

h.	MMAF Equipment Finance LLC 2019-A (February 20, 2019), a Delaware limited liability company.

i.	MMAF Equipment Finance LLC 2019-B (August 23, 2019), a Delaware limited liability company.

j.	Rozier LLC (December 26, 2018), a Delaware limited liability company.

k.	MMAF Equipment Finance LLC 2021-A (April 12, 2021), a Delaware limited liability company.

FF.	MML CM LLC (November 10, 2020), a Delaware limited liability company.

1.	Blueprint Income LLC (May 4, 2016), a New York limited liability company.

2.	Flourish Financial LLC (November 3, 2017), a Delaware limited liability company.

3.	Flourish Technologies LLC (May 11, 2021), a Delaware limited liability company.

4.	Flourish Digital Assets LLC (May 11, 2021), a Delaware limited liability company.

GG.	Glidepath Holdings Inc. (February 4, 2021), a Delaware corporation.

1.	Great American Life Insurance Company (December 29, 1961), an Ohio corporation.

a.	Annuity Investors Life Insurance Company (November 13, 1981), an Ohio corporation.

b.	AAG Insurance Agency, Inc. (December 6, 1994), a Kentucky corporation.

c.	Great American Advisors, Inc. (December 10, 1993), an Ohio corporation.

d.	Manhattan National Holding Corporation (August 27, 2008), an Ohio corporation.

1.)	Manhattan National Life Insurance Company (May 21, 2014), an Ohio corporation.

HH.	ITPS Holding LLC (May 18, 2021, a Delaware limited liability company.

1.	HITPS LLC (May 24, 2021), a Delaware limited liability company.

The following companies are not considered subsidiary companies of Massachusetts Mutual Life Insurance Company (“MassMutual”) however MassMutual or its subsidiaries hold at least 20% ownership of the voting rights or capital of the companies below.

AMHERST LONG TERM OWNER HOLDINGS, LLC

Delaware, U.S.A – 4439028

MassMutual’s interest is 24.5%

CRANE VENTURE PARTNERS LLP

United Kingdom – No number available.

MassMutual Ventures Holding LLC’s interest is 33%

HANOVER/BABSON EQUITY INVESTORS MANAGER, LLC

Delaware, U.S.A. – 3858025

Incorporated on September 22, 2004, a Delaware limited liability company that is the managing member of Hanover Babson Equity Investors LLC. Barings LLC holds 50% of the ownership interest in this company.

KAMAKURA LP

A Cayman Islands exempted limited partnership, incorporated on February 26, 2010.  Nippon Wealth Life Insurance Company owns 100% of the limited partnership assets.

MASSMUTUAL ASIA LIMITED (SPV)

Hong Kong – 2768716

This entity’s sole purpose is to hold intellectual property rights in the name MassMutual Asia following the sale of MassMutual Asia Limited. MassMutual International LLC’s ownership interest is 100%.

MML SERIES INVESTMENT FUND

Massachusetts, U.S.A. – T00009268

A Massachusetts business trust.

MML SERIES INVESTMENT FUND II

Massachusetts, U.S.A. – 000888280

A Massachusetts business trust.

MASSMUTUAL PREMIER FUNDS

Massachusetts, U.S.A. – T00472343

A Massachusetts business trust.

MASSMUTUAL SELECT FUNDS

Massachusetts, U.S.A. – T00431735

A Massachusetts business trust.

ROTHESAY LIMITED (FORMERLY KNOWN AS ROTHESAY HOLDCO UK LIMITED)

England & Wales – 08668809.

MM Rothesay Holdco LLC’s interest is 48.9%.

YUNFENG FINANCIAL GROUP LIMITED

Hong Kong – No number available.

MassMutual International LLC’s ownership interest is 24.9%.

MassMutual has a 48.9% ownership interest in Rothesay Limited (through MM Rothesay Holdco US LLC). The following companies are affiliated with Rothesay Limited.

LT MORTGAGE FINANCING LIMITED

England & Wales – 09444756

ROTHESAY ASSET MANAGEMENT UK LIMITED

England & Wales – 10985333

ROTHESAY ASSET MANAGEMENT US LLC

Delaware, U.S.A. – 6570152

ROTHESAY ASSURANCE LIMITED

England & Wales – 06054422

ROTHESAY FOUNDATION

England & Wales – 12263987

ROTHESAY LIFE PLC

England & Wales – 06127279

ROTHESAY MA NO. 1 LIMITED

England & Wales – 11641166

ROTHESAY MA NO. 2 LIMITED

England & Wales – 11877651

ROTHESAY MA NO. 3 LIMITED

England & Wales – 12300383

ROTHESAY MA NO. 4 LIMITED

England & Wales – 12300511

ROTHESAY PENSIONS MANAGEMENT LIMITED

England & Wales – 06195160

ROTHESAY PROPERTY PARTNERSHIP 1 LLP

England & Wales – oc436469

The following are investment-related special purpose entities of Barings LLC (“Barings”). All are 100% owned unless otherwise specified.

ALAND ROYALTY GP, LLC

Delaware – 6887128

ALASKA FUTURE FUND GP, LLC

Delaware – 7621080

BAI FUNDS SLP, LLC

Delaware – 7056431

BAI GP, LLC

Delaware – 6972999

Barings ERS PE Emerging Manager III GP, LLC

Delaware – 7443853

BARING INVESTMENT SERIES LLC

Delaware, U.S.A. – 4057176

BARINGS ABIF SLP, LLC

Delaware, U.S.A. – 6436810

BARINGS ASSET-BASED INCOME FUND (US) GP, LLC

Delaware, U.S.A. – 6399905

BARINGS CAPITAL INVESTMENT LLC

Maryland, U.S.A. – W20310512

BARINGS CLO INVESTMENT PARTNERS GP, LLC

Delaware, U.S.A. – 5895167

BARINGS CORE PROPERTY FUND GP LLC

Delaware, U.S.A. – 4219093

BARINGS DIRECT LENDING GP LTD.

Cayman Islands – WC-331849

BARINGS EMERGING GENERATION FUND GP, LLC

Delaware, U.S.A. – 7715719

BARINGS GLOBAL ENERGY INFRASTRUCTURE ADVISERS LLC

Delaware, U.S.A. – 6187863

BARINGS GLOBAL INVESTMENT FUNDS (U.S.) MANAGEMENT, LLC

Delaware, U.S.A. – 4864959

BARINGS GLOBAL REAL ASSETS FUND GP, LLC

Delaware, U.S.A. – 6662271

BARINGS GPSF

Delaware, U.S.A. – 3022744

251 Little Falls Drive

Wilmington, DE 19808

BARINGS/LAZ PARKING FUND GP LLC

Delaware, U.S.A. – 5516617

BARINGS NORTH AMERICAN PRIVATE LOAN FUND MANAGEMENT, LLC

Delaware, U.S.A. – 6131639

BARINGS NORTH AMERICAN PRIVATE LOAN FUND II MANAGEMENT, LLC

Delaware, U.S.A. – 7868270

BARINGS PRIVATE CREDIT CORPORATION

Maryland, U.S.A. – W21569090

BARINGS SMALL BUSINESS FUND LLC

Delaware, U.S.A. – 7875829

BENTON STREET ADVISORS, INC.

Cayman Islands – MC-186805

BRECS VII GP LLC

Delaware, U.S.A. – 61147

CCM FUND I REIT MANAGER

Delaware, U.S.A. – 4780909

CHY VENTURE GP LLC

Delaware, U.S.A. – 5411451

CREF X GP LLC

Delaware, U.S.A. – 5516583

GREAT LAKES III GP, LLC

Delaware, U.S.A. – 5254174

LAKE JACKSON LLC

Delaware, U.S.A. – 6339374

LOAN STRATEGIES MANAGEMENT LLC

Delaware, U.S.A. – 3917386

MEZZCO AUSTRALIA II LLC

Delaware, U.S.A. – 5346304

MEZZCO III LLC (99.3% owned by Barings LLC)

Delaware, U.S.A. – 4557758

MEZZCO IV LLC

Delaware, U.S.A. – No number available

RECSA-NY GP LLC

Delaware, U.S.A. – 6101306

SBNP SIA II LLC

Delaware, U.S.A. – 5833355

SBNP SIA III LLC

Delaware, U.S.A. – 7777304

SOMERSET SPECIAL OPPORTUNITIES MANAGEMENT LLC

Delaware, U.S.A. – 4332016

The following are investment-related special purpose entities of MassMutual Asset Finance LLC. All are 100% owned, Delaware limited liability companies that hold a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

MMAF EQUIPMENT FINANCE LLC 2013-A

Delaware, U.S.A. – 5370438

MMAF EQUIPMENT FINANCE LLC 2014-A

Delaware, U.S.A. – 5529636

MMAF EQUIPMENT FINANCE LLC 2015-A

Delaware, U.S.A. – 5728397

MMAF EQUIPMENT FINANCE LLC 2016-A

Delaware, U.S.A. – 5997468

MMAF EQUIPMENT FINANCE LLC 2017-A

Delaware, U.S.A. – 6376507

MMAF EQUIPMENT FINANCE LLC 2017-B

Delaware, U.S.A. – 6597543

MMAF EQUIPMENT FINANCE LLC 2018-A

Delaware, U.S.A. – 6858051

MMAF EQUIPMENT FINANCE LLC 2019-A

Delaware, U.S.A. – 7290442

MMAF EQUIPMENT FINANCE LLC 2019-B

Delaware, U.S.A. – 7574275

ROZIER LLC

Delaware, U.S.A. – 7211334

The following are portfolio companies in which MassMutual, together with its subsidiaries, own at least 20%. The ownership percentage is indicated.

ALAND ROYALTY HOLDINGS LP

A Delaware limited liability company formed on May 15, 2018. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 26.69%.

CHASSIS ACQUISITION HOLDING LLC

A Delaware limited liability company formed on April 14, 2016. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 30%.

CRA AIRCRAFT HOLDING LLC

A Delaware limited liability company formed on October 25, 2016. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 40%.

EIP HOLDINGS I, LLC (formerly, Solar Acquisition Holding I LLC)

A Delaware limited liability company formed on October 9, 2015. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 28.96%.

RED LAKE VENTURES, LLC

A Delaware limited liability company formed on April 21, 2014. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 31.52%.

REMINGTON L&W HOLDINGS LLC

A Delaware limited liability company formed on September 30, 2016. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 66.3%

TIMBERLAND FOREST HOLDING LLC

A Delaware limited liability company formed on October 12, 2015. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 37%.

VALIDUS HOLDING COMPANY LLC

A Delaware limited liability company formed on December 15, 2020. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 40.4%.

VALIDUS PHARMACEUTICALS LLC

A Delaware limited liability company formed on April 19, 2007. Barings LLC is the manager of this entity and MassMutual’s investment ownership is 70.00%.

VGS ACQUISITION HOLDING, LLC

A Delaware limited liability company formed on July 24, 2015. Barings LLC is the manager of this entity and MassMutual Holding LLC’s investment ownership is 33.33%.

MassMutual has a 50% voting ownership interest in Jefferies Finance LLC (“Jefferies”). The following are collateralized loan obligations vehicles of Jefferies.

APEX CREDIT CLO 2015-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Jefferies owning 33% of the subordinated notes of the CLO and Apex Credit Partners LLC owning 53% of the subordinated notes of the CLO.

APEX CREDIT CLO 2016 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Partners LLC owning 60% of the subordinated notes of the CLO.

APEX CREDIT CLO 2017 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Partners LLC owning 67% of the subordinated notes of the CLO.

APEX CREDIT CLO 2017-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Partners LLC owning 100% of the subordinated notes of the CLO.

JFIN CLO 2012 LTD.

A Cayman Islands collateralized loan obligation vehicle senior secured term loans.  Jefferies owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2013 LTD.

A Cayman Islands collateralized loan obligation vehicle senior secured term loans.  Jefferies owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2014 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  Jefferies owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2014-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  Jefferies owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2015 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Jefferies owning 44% of the subordinated notes of the CLO and Apex Credit Partners LLC owning 56% of the subordinated notes of the CLO.

JFIN REVOLER CLO 2017-II Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC, with Jefferies Finance LLC owning 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2017 Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC, with Jefferies Finance LLC owning 100% of the subordinated notes of the CLO.

JFIN REVOLVER 2017-III Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC, with Jefferies Finance LLC owning 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2018 Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans.  The CLO is managed by Jefferies Finance LLC, with Jefferies Finance LLC owning 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2019 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies is the investment adviser and owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2019-II LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies is the investment adviser and owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2020 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans.  Jefferies is the investment adviser and owns 100% of the subordinated notes of the CLO.

JFIN Revolver CLO 2021-II Ltd.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%

JFIN REVOLVER FUND, L.P.

A Delaware limited partnership formed to hold investments in revolving credit loans originated by Jefferies Finance LLC. MassMutual ownership is 90.1%

JFIN Revolver Funding 2021 Ltd.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%

JFIN Revolver Funding 2021-III Ltd.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%

The following are investment-related special purpose entities of Baring Asset Management Limited.

ALMACK MEZZANINE FUND II LIMITED

England – 06530854

A U.K. company that serves as a limited partner of certain Almack partnerships. This company is wholly owned by Baring Asset Management Limited.

BARINGS CORE FUND FEEDER I GP S.À.R.L.

Luxembourg – No number available

This company is wholly owned by Baring Asset Management Limited.

BARINGS EUROPEAN DIRECT LENDING 1GP LLP

England & Wales – OC398370

A limited liability partnership organized under the laws of England and Wales.

(99.9% owned by Barings Global Advisors Limited and 0.1% owned by Barings Asset Management Limited.)

BARINGS GPC GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Global Credit Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

BARINGS INVESTMENT FUND (LUX) GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

BARINGS UMBRELLA FUND (LUX) GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

PREIF HOLDINGS LIMITED PARTNERSHIP

United Kingdom – No number available

This company is wholly owned by Baring Asset Management Limited.

The following is an investment-related special purpose entity of Baring Fund Managers Limited.

BCGSS 2 GP LLP

England & Wales – OC394864

This entity is 99.9% owned by Baring Fund Managers Limited and 0.1% owned by Barings Asset Management Limited.

II.	REGISTERED INVESTMENT COMPANY AFFILIATES:

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.
•	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.
•	MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.
•	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.
•	Barings Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Global Short Duration High Yield Fund, a Massachusetts business trust which operates as a closed-end investment company.
•	Barings Funds Trust, a Massachusetts business trust which operates as an open-end management investment company.
•	Barings BDC, Inc., formerly known as Triangle Capital Corporation, a Maryland corporation which operates as a business development company.
•	Barings Emerging Europe PLC.

Item 30.	Indemnification

MassMutual directors and officers are indemnified under ARTICLE V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this ARTICLE V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 31.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address

John Vaccaro	Director, Chief Executive Officer and Chairman of the Board	*

Wendy Benson	Director & President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Brian Foley	Vice President	*

Elizabeth Ward	Director	*

William F. Monroe, Jr.	Vice President, Chief Products & Services Officer	*

Susan Scanlon	Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Michael Gilliand	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd. Charlotte, NC 28277

Mary B. Wilkinson	Vice President	11215 North Community House Rd. Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd. Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd. Charlotte, NC 28277

Robert S. Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Amy Francella	Assistant Secretary	470 Atlantic Avenue Boston, MA 02110

Alyssa M. O’Connor	Assistant Secretary	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Colleen Girouard	Continuing Education Officer	*

Mario Morton	Registration Manager	*

Anthony Frogameni	Chief Privacy Officer	*

Kelly Pirotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

Lee Zuber	Regional Vice President	*

Michelle Pedigo	Regional Vice President	*

*	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Dominic Blue	Director, Chairman of the Board	*

Matthew Digangi	Director, Chief Executive Officer and President	100 Bright Meadow Boulevard Enfield, CT 06082-1981

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Elizabeth Ward	Director	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Robert S. Rosenthal	Chief Legal Officer, Secretary and Vice President	*

James P. Puhala	Vice President and Chief Compliance Officer	*

Vincent Baggetta	Chief Risk Officer	*

Kelly Pirrotta	AML Compliance Officer	*

Edward K. Duch, III	Assistant Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Mario Morton	Registration Manager	*

Paul LaPiana	Vice President	*

Lisa Todd	Vice President	*

*	1295 State Street, Springfield, MA 01111-0001

(c)	For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 1295 State Street, Springfield, MA 01111.

Item 33.	Management Services

Not Applicable.

Item 34.	Fee Representation

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Panorama Premier certificate described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the town of Ellington, and the State of Connecticut on this 25th day of June, 2021.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	June 25, 2021
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	June 25, 2021
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Corporate Controller	June 25, 2021
Sean Newth	(principal accounting officer)

MARK T. BERTOLINI *	Director	June 25, 2021
Mark T. Bertolini

KAREN H. BECHTEL *	Director	June 25, 2021
Karen H. Betchel

KATHLEEN A. CORBET *	Director	June 25, 2021
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	June 25, 2021
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	June 25, 2021
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	June 25, 2021
Jeffrey M. Leiden

LAURA J. SEN *	Director	June 25, 2021
Laura J. Sen

WILLIAM T. SPITZ *	Director	June 25, 2021
William T. Spitz

H. TODD STITZER *	Director	June 25, 2021
H. Todd Stitzer

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit

Item 27.	Exhibit (c)	i.	MML Investors Services, LLC Underwriting and Servicing Agreement dated December 16, 2014

		ii.	MML Strategic Distributors, LLC Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014

		iii.	MML Strategic Distributors, LLC Template for Insurance Product Distribution Agreement (version 9/2014)

Item 27.	Exhibit (d)	i	Form of Group Annuity Contract

		ii.	Form of Individual Certificate

		iii.	Annual Ratchet Death Benefit Endorsement

		iv.	Reset Death Benefit Endorsement

		v.	Declared Interest Rate Fixed Account Endorsement

		vi.	Exchange Endorsement

		vii.	Fixed Account for Dollar Cost Averaging Endorsement

		viii.	Unisex Annuity Rates Certificate Endorsement

		ix.	Individual Retirement Annuity Rider

		x.	Non-ERISA Tax-Sheltered Annuity Endorsement

		xi.	ROTH Individual Retirement Annuity Rider

		xii.	Governmental 457(b) Deferred Compensation Plan Rider

		xiii.	Qualified Plan Rider

Item 27.	Exhibit (e)	i.	Form of Group Annuity Application

		ii.	Form of Individual Annuity Application

Item 27.	Exhibit (f)	i.	Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company

		ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015

Item 27.	Exhibit (h)	i.	a.	1.	AIM Variable Insurance Funds, A I M Distributors, Inc., Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005

					(a)	Amendment No. 1 effective as of July 1, 2008

					(b)	Amendment No. 2 effective April 30, 2010

					(c)	Amendment No. 3 effective May 1, 2011

				3.	Invesco Advisers, Inc. Administrative Services Agreement dated October 1, 2016

Item 27.	Exhibit (h)	i.	b.	1.	(a)	Fidelity® VIP Amendment dated October 1, 2020 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017

					(b)	Fidelity® VIP Amendment dated March 1, 2021 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017

				2.	Fidelity Distributors Corporation Summary Prospectus Agreement effective May 1, 2011

Item 27.	Exhibit (h)	i.	c.	1.	MML Series Investment Fund, Participation Agreement dated November 17, 2005

					(a)	First Amendment effective November 17, 2005

					(b)	Second Amendment dated as of August 26, 2008

					(c)	Third Amendment dated April 9, 2010 *

					(d)	Fourth Amendment dated and effective July 23, 2010

					(e)	Fifth Amendment dated August 28, 2012

					(f)	Sixth Amendment dated April 1, 2014

					(g)	Seventh Amendment dated August 11, 2015

Item 27.	Exhibit (h)	i.	d.	1.	MML Series Investment Fund II, Participation Agreement dated November 17, 2005

					(a)	First Amendment effective November 17, 2005

					(b)	Second Amendment dated as of August 26, 2008

					(c)	Third Amendment dated as of April 9, 2010

					(d)	Fourth Amendment dated and effective July 23, 2010

					(e)	Fifth Amendment dated August 1, 2011

					(f)	Sixth Amendment dated and effective August 28, 2012

					(g)	Seventh Amendment dated and effective November 12, 2012

					(h)	Eighth Amendment dated April 1, 2014

					(i)	Ninth Amendment dated August 11, 2015

Item 27.	Exhibit (h)	i.	e.	1.	PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC Participation Agreement dated as of April 21, 2006

					(a)	Amendment No. 1 effective as of June 30, 2008

					(b)	Termination, New Agreements and Amendments dated November 10, 2010

					(c)	Amendment effective as of May 1, 2011

Item 27.	Exhibit (h)	i.	e.	2.	Allianz Global Investors Distributors LLC Selling Agreement executed on April 26, 2006

Item 27.	Exhibit (h)	i.	f.	1.	VOYA (formerly ING Funds Distributor, LLC and ING Variable Products Trust) Participation Agreement dated April 26, 2006

					(a)	Amendment dated May 28, 2007

					(b)	Amendment dated April 3, 2008

					(c)	Amendment dated September 6, 2008

					(d)	Amendment dated May 27, 2010

					(e)	Amendment dated January 17, 2014

					(f)	Amendment dated December 23, 2014

Item 27.	Exhibit (h)	ii.	a.	AIM Variable Insurance Funds effective October 16, 2007

			b.	Fidelity Distributors Corporation effective October 16, 2007

			c.	MML Series Investment Fund effective October 16, 2007

			d.	MML Series Investment Fund II effective October 16, 2007

			e.	PIMCO Variable Insurance Trust effective October 16, 2007

			f.	Voya Variable Products Trust (formerly ING Funds Services, LLC) effective October 16, 2007